UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

WINNING EDGE INTERNATIONAL, INC.

(Name of Registrant as Specified In its Charter)

Payment of Filing Fee (Check the appropriate box):

[    ]

No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of Securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[X ]  Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

WINNING EDGE INTERNATIONAL, INC.
5052 South Jones Boulevard, Suite 100
Las Vegas, Nevada 89118

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD August 23, 2007

This Information Statement (this “Information Statement”) is being furnished to all holders of shares of common stock, par value $0.0001 per share and Series A Convertible Preferred Stock, par value $0.0001 per share, of record at the close of business on July 26, 2007 (collectively, the “Shareholders”) of Winning Edge International, Inc., a Delaware corporation (the “Company”), with respect to certain matters to be considered on at a special meeting of shareholders to be held on August 23, 2007.  This Information Statement is first being provided to the Shareholders on or about July 26, 2007.

The corporate matters to be considered and acted upon at the shareholder meeting involve one (1) proposal (the “Proposal”) providing for the following:

To approve the sale of all of the Company’s assets and business to Betbrokers, LTD for shares of Betbrokers stock and as part of such asset sale to change the name of the Company to W Technologies, Inc.

THE BOARD OF DIRECTORS HAS APPROVED, AND HOLDERS OF NOT LESS THAN A MAJORITY OF THE SHARES OF COMMON STOCK (NOT LESS THAN 129,849,845 SHARES) AND THE SERIES A PREFERRED STOCK (NOT LESS THAN 462,222 SHARES) OF RECORD AT THE CLOSE OF BUSINESS ON JULY 26, 2007 (THE “RECORD DATE”) HAVE INDICATED THEY INTEND TO VOTE FOR THE ABOVE PROPOSAL. THE PROPSAL AND RELATED ACTION ARE EXPECTED TO BE APPROVED AT THE MEETING AND WILL BE COMPLETED AS SOON THEREAFTER AS PRACTICABLE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/

____________________________________

Wayne Allyn Root, Chief Executive Officer

Las Vegas, Nevada
July 26, 2007

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON...	19
Certain Relationships and Related Transactions………………………………………………………..	20
Outside Auditors	21
PROPOSAL 1 – SALE OF ALL OF THE COMPANY’S ASSETS AND NAME CHANGE……………………………………………..…………………………………………………...	21
Purpose of Asset Sale………………………..…………………………………………………………	21
Price………………………………………………………………………………………………………	22
Effect of the Asset Sale……...…………………………………………………………………………	22
Information on Betbrokers……………………………………………………………………………..	22
Escrow…………………………………………………………………………………………………....	23
Effective Date……………………………………………………………………………………………	23
Conditions to the Asset Sale………………………………………………………………………….	23
Representations and Warranties………………………………………………………………………	23
Expenses………………………………………………………………………………………………….	23
Regulatory Approval…………………………………………………………………………………….	23
Termination………………………………………………………………………………………………	23
Interest of Certain Persons in the Asset Sale………………………………………………………….	23
Name Change…………………………………………………………………………….……………..	24
Restricted Nature of Securities………………………………………………………………………….	24
No Dividends……………………………………………………………………………………………..	24
No Opinions, Appraisals or Valuations………………………………………………………………..	24
Past Contracts, Transactions or Negotiations………………………………………………………….	24
Recommendation of the Board of Directors……………………………………………………………...	24
Shareholder Vote Required………………………………………………………………………………	24
Special Note Regarding Forward-Looking Statements………………………………………………..	25
INORMATION OF BETBROKERS...……………………………………………………………………	25
ADDITIONAL INFORMATION…………………………………………………………………………	25
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS……………...	25
APPENDIX A-Financial Information……………………………………………………………………..	A-1

WINNING EDGE INTERNATIONAL, INC.

5052 South Jones Boulevard, Suite 100

Las Vegas, Nevada 89118

___________________

INFORMATION STATEMENT

___________________

This Information Statement (this “Information Statement”) contains information related to certain corporate matters to be voted on at a special meeting of Winning Edge International, Inc.’s, a Delaware corporation (the “Company”), shareholders to be held on August 23, 2007.  We expect to mail this Information Statement on or about August 1, 2007 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.0001 per share (“Common Stock”), and all holders of Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred”), of record at the close of business on July 26, 2007 (collectively, the “Shareholders”).  The corporate matters to be considered and acted upon at the shareholder meeting involve one (1) proposal (the “Proposal”) providing for the following:

To approve the sale of all of the Company’s assets and business to Betbrokers, LTD for shares of Betbrokers stock and as part of such asset sale to change the name of the Company to W Technologies, Inc.

Shareholders holding in excess of 50% of the voting securities of the Company have indicated they will attend the meeting and vote their shares for the above Proposal.  Accordingly, in an effort to save time and cost, we are not soliciting proxies and you are requested not to send us a proxy.  As soon as practical following the shareholder meeting, management intends to complete the sale of the assets of the Company, terminate the remaining corporation’s operations, pay existing debts and, if available, distribute remaining assets to shareholders.

Each shareholder has the right to one vote for each share of the Company’s common stock owned by him or her.  Cumulative voting is not permitted.  Shares of Common Stock representing a majority of the 245,405,345 total voting shares of capital stock of the Company issued and outstanding on the Record Date must be represented at the Special Meeting to constitute a quorum for conducting business.  As of the Record Date, we had 129,849,845 shares of Common Stock and 462,222 shares of Series A Preferred issued and outstanding.  Our Series A Preferred is entitled to 250 votes per share held for an aggregate of 115,555,500 votes based on the 462,222 shares outstanding.

The Board of Directors has fixed July 26, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of Common Stock and Series A Preferred, at the close of business on the Record Date will be entitled to one vote for each share of Common Stock held and 250 votes for each share of Series A Preferred held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY TERM SHEET

This Summary Term Sheet, together with the questions and answers about the Special Meeting summarizes the material information contained elsewhere in this information statement and the attachments. This summary does not purport to contain a complete statement of all material information relating to the asset sale, and the other matters discussed herein, and is subject to, and is qualified in its entirety by, the more detailed information contained in or attached to this information statement. Where appropriate, items in this summary contain a cross reference directing you to a more complete description included elsewhere in this proxy statement. Our shareholders should carefully read this information statement in its entirety, its annexes and the documents referred to or incorporated by reference in this information statement.

Asset Sale	All of the Company’s assets and business are being sold and the Company will be terminating operations following the asset sale. See Proposal, page 21.
Purchaser	Betbrokers, PLC a company organized under the laws of the United Kingdom. See Information on Betbrokers Page 25 and Appendix “A.”
Price	$6,800,000 in stock of Betbrokers, PLC. See Proposal, page 21.
Reason

We currently do not have the capital to continue in operation and are losing money.  We have loans which are coming due and we do not have the ability to pay such loans.  These loans are secured by all of our assets.  Without this asset sale, it is likely we would have our assets foreclosed upon and be forced to seek bankruptcy protection or a non bankruptcy liquidation.

Payment of Debt

Proceeds from the asset sale will be used to secure a loan which will then be used to pay off existing debt.  The loan will then be paid through the sale of the Betbrokers’ stock over an agreed period of time.  After payment of debt and the loan any funds received from the sale of the remaining Betbrokers’ stock will be distributed to our shareholders.

Escrow

All shares of Betbrokers will be subject to holding periods and the terms of an escrow agreement.  As a result, it is unlikely shareholders will receive any distributions related to this sale for at least eighteen months.

Future Operations

We will be terminating operations and will not be in business following this asset sale.  At this time, we do not know if shareholders will receive any proceeds from the asset sale and no distributions will be received by shareholders for at least eighteen months.

Loan

As part of the asset sale, we are arranging for a loan of $2,100,000 with the shares of Betbrokers used as collateral.  The loan will be used to pay off existing debt and complete the closing of the asset sale.  The loan will be repaid through the sale of the Betbrokers’ stock.

ABOUT THE INFORMATION STATEMENT

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Shareholders, as of the close of business on July 26, 2007 (the “Record Date”), of a special meeting of shareholders to be held on August 23, 2007 to consider certain corporate actions.  A shareholder holding in excess of 50% of the voting securities of the Company has indicated he will be present at the meeting and vote his shares in favor of the corporate action to be considered at such shareholder meeting.  Specifically, a holder of our Common Stock and Series A Preferred entitled to cast 51.29% of the votes on all matters submitted to the shareholders for approval has indicated he intends to approve the corporate actions outlined in this Information Statement, which actions are expected to take place on or before August 31, 2007, consisting of the sale of all of the Company’s assets and business to Betbrokers LTD. (the “Proposal”). Accordingly, all actions described in the Proposal are expected to be taken on or about August 31, 2007.

Who Is Entitled to Notice?

All holders of shares of Common Stock and Series A Preferred of record on the close of business on the Record Date will be entitled to notice of the shareholder’s meeting and to be present and vote at such meeting.  We encourage all shareholders to attend the meeting and members of our management including our CEO and President will be at the meeting to address shareholders.

What Corporate Matters Are to be Considered at the Special Shareholders’ Meeting?

We will be seeking approval from shareholders to sell all of the Company’s assets which will result in the termination of our operation.  Specifically we will be voting on the following Proposal:

•

For the sale of all of the Company’s assets and business to Betbrokers, Ltd. (see page 21 herein).

What Was the Recommendations of the Board Of Directors?

The Board of Directors unanimously recommended that shareholders vote as follows:

•

For the sale of all of the Company’s assets and business to Betbrokers, Ltd. (see page 21 herein);

What Vote Is Required to Approve the Proposal?

Each share of Common Stock is entitled to one (1) vote, and each Series A Preferred share is entitled to that number of votes equal to two hundred fifty (250) shares of Common Stock for voting purposes.

As of the Record Date, we had 129,849,845 shares of Common Stock and 462,222 shares of Series A Preferred issued and outstanding. Therefore, a majority of the 245,405,345 total voting shares of capital stock of the Company (which such figure includes 129,849,845 shares of Common Stock outstanding as of the Record Date plus 115,555,500 shares to be voted in connection with the ownership of Series A Preferred shares) must vote in favor of the action is required to pass the shareholder resolution for this action.

Salt of Assets and Business. For the Proposal to sell all of the Company’s assets and business, a vote of a majority of the voting capital stock is required for approval of the Proposal. A principal shareholder holding over 50% of the voting securities has indicated he will vote in favor of the Proposal which will be sufficient to approve the Proposal.

Will Shareholders Receive Dissenters’ Rights?

Under Delaware law, Shareholders are not entitled and will not receive dissenters or appraisal rights under the terms of the Proposals set forth herein.  It is important for shareholders to remember that this is a sale of all of our assets.  We will not be in business following this action and we will be paying existing debts and distributing any remaining funds to shareholders as part of the termination of our business.

What is the Result of the Corporate Actions?

The Company has been losing money and has been unable to find additional financing to continue in operation.  The Company has debts that are coming due and which are secured by all of the assets of the Company. We currently do not have the funds to pay these debts and if the debts are not paid we will likely have our assets foreclosed upon, essentially forcing us out of business.  Additionally, we do not have the capital to fund ongoing operations or expense.  The board of directors of the Company has been seeking other potential options to stay in business including merging with other companies or raising additional capital.  These efforts have not been successful and the board of directors has determined that the Company can no longer stay in business and pay off existing obligations.  Accordingly, the Company has been looking for potential buyers of our assets in an effort to try and pay off existing debts and potentially leave some funds to distribute to shareholders.  Because of the unique aspect of our business, these efforts have not met with much success and only Betbrokers was willing to purchase our assets and business.  The board of directors feels the sale to Betbrokers offers the best opportunity to pay off our existing obligations and potentially leave something to distribute to shareholders.  Management feels the only other opportunity is to file for bankruptcy protection and believes that would mean liquidating our assts for less than we would receive selling our assets to Betbrokers.  As a result of this sale, we will cease operations, pay off our existing debts and if any funds remain distribute them to shareholders on a pro-rata basis.  While there is a substantial likelihood that shareholders will receive nothing as a result of the asset sale to Betbrokers, we believe it provides a better chance for shareholders to hopefully receive something as opposed to a bankruptcy and liquidation were shareholders would definitely receive nothing.  Additionally, the asset sale allows us to satisfy our obligations to creditors and pay existing expenses which also may not be satisfied completely without the proposed asset sale.

Is this a liquidation and termination of business?

Yes.  Shareholders should view these corporate actions as a termination of our operations and liquidation.  We are trying to avoid having to pay the cost of a bankruptcy by having the assets sold without seeking bankruptcy protection.  If we are unable to accomplish this sale in a timely manner, we intend to file for bankruptcy protection and continue with a complete liquidation of our assets and business.

Will there be any funds or shares of Betbrokers to distribute to Shareholders?

At this time, we have to pay existing obligations before any shareholders can receive any payments.  Presently, we do not know if there will be anything left to distribute to shareholders.  We are hopeful that we can pay the existing obligations and still have some funds to pay to shareholders, but the amount, if any, is unkown, and may not even be as much as our current share price.  Because of our need for cash to pay debts, we will enter into an agreement to pledge the shares of Betbrokers as part of a loan for up to $2,100,000.  The loan will be repaid through the sale of Betbrokers stock.  The proceeds of the loan will be used to pay existing obligations, repay advances from Betbrokers and fund current operations during the transfer of business to Betbrokers.  The loan is necessary since we have to have cash at closing to pay off existing debts which are secured by our assets and the agreement with Betbrokers limits our ability to sell the stock of Betbrokers for a period of time.

Who is the Buyer?

The buyer of our assets is Betbrokers, Ltd located in London England.  Betbrokers' securities are traded on the Alternative Investment Market of the London Stock Exchange (“AIMS”).

What are the alternatives to the Sale?

The board of directors believes the only available alternative to the proposed sale is bankruptcy.  The board of directors has been trying to raise additional funds to support operations and has tried to find other potential buyers or merger partners.  All of these efforts have proved unsuccessful.  The board of directors now feels the only option besides selling to Betbrokers would be to declare bankruptcy and liquidate the Company’s assets under bankruptcy protection.  Unfortunately, all of the Company’s assets secure outstanding debt and it is unlikely current debtors would receive complete value in a liquidation.  The board of directors believes without selling the assets as part of an ongoing business, it is unlikely the current debtors will receive complete payment on their debt and shareholders would receive nothing.  Without the business aspects of the sale, the Company has very limited hard assets for sale.  Additionally, the Company does not have the financial means to continue to operate without additional funds.  Currently, the Company has already stopped paying management and will soon have to let go the remaining employees if this sale is not completed in a timely manner.

INFORMATION ON THE SHAREHOLDER VOTING FOR THE PROPOSAL

A Shareholder who holds shares of Common Stock and shares of Series A Preferred has indicated he will vote in favor of the Proposal to sell our assets.  The number of shares of Common Stock and Series A Preferred within his voting control as of the Record Date is listed below. The following principal shareholder holds 51.29% of the shares of voting capital stock and accordingly, has sufficient shares to approve the Proposal:

Name and Address	Number of Common Shares Entitled to Vote		Number of Series A Preferred Shares Held		Number of Series A Preferred Shares Entitled to Vote		Total Number of Shares of Capital Stock Entitled to Vote	Percentage of Total Voting Capital Stock(1)

Wayne Allyn Root 5052 South Jones Boulevard Las Vegas, Nevada 89118	10,313,928	(2)	462,222	(3)	115,555,500	(3)	125,869,428	51.29%

——————

(1)

Applicable percentage of total voting stock is based on 129,849,845 shares of Common Stock issued and outstanding on July 12, 2007, of which 10,313,928 shares are directly held by Mr. Root, plus 115,555,500 shares Mr. Root is entitled to vote in connection with his ownership of 462,222 shares of Series A Preferred in accordance with the terms of that certain Certificate of Designation as filed with the Secretary of State of the State of Delaware on August 3, 2006.  Percentage assume the 129,849,845 shares of common stock outstanding plus the 115,555,500 votes entitled to be cast by the Series A Preferred for a total voting shares of 245,405,345.

(2)

Does not include 666,667 shares issuable to Mr. Root which will vest on or before July 31, 2007.

(3)

Holders of Series A Preferred shall vote together with holders of common stock and not as a separate class, and each share of Series A Preferred shall be entitled to cast a number of votes equal to two hundred fifty (250) shares of common stock for voting purposes.

PRINCIPAL SHAREHOLDERS

The table below sets forth information with respect to the beneficial ownership of our Common Stock and Series A Preferred as of July 12, 2007 for (a) any person who we know is the beneficial owner of more than five percent (5%) of our outstanding Common Stock and Series A Preferred, (b) each of our Directors and executive officers and (c) all of our Directors and officers as a group. Other than the persons identified below, to our knowledge, no person beneficially owned more than five percent (5%) of each of the Company’s Common Stock and Series A Preferred. There are no other classes or series of capital stock outstanding. As of July 12, 2007, the Company had 129,849,845 shares of Common Stock and 462,222 shares of Series A Preferred issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name and Address of Beneficial Owner	Amount of Direct Ownership		Amount of Beneficial Ownership		Percentage of Class (1)
Common	Wayne Allyn Root 5052 South Jones Boulevard Las Vegas, Nevada 89118	10,313,928		14,936,148	(2)	11.50%
Common	Douglas R. Miller 5052 South Jones Boulevard Las Vegas, Nevada 89118	1,536,658		4,692,370	(3)	3.61%
Common	Jeff Johnson 5052 South Jones Boulevard Las Vegas, Nevada 89118	—		—		0%
Common	Robert L. Seale 5052 South Jones Boulevard Las Vegas, Nevada 89118	20,000		20,000		*
Common	Roger Aspey-Kent 5052 South Jones Boulevard Las Vegas, Nevada 89118	345,000	(4)	703,000	(4)	*
Common	Roger L. Harrison 5052 South Jones Boulevard Las Vegas, Nevada 89118	20,000		20,000		*
Common	All Officers and Directors as a Group (Six Persons)	12,235,496		20,371,518	(5)	15.69%
Series A Preferred	Wayne Allyn Root	462,222		462,222		100%
Series A Preferred	Douglas R. Miller	—		—		0%
Series A Preferred	Jeff Johnson	—		—		0%
Series A Preferred	Robert L. Seale	—		—		0%
Series A Preferred	Roger Aspey-Kent	—		—		0%
Series A Preferred	Roger L. Harrison	—		—		0%
Series A Preferred	All Officers and Directors as a Group (Six Persons)	462,222		462,222		100%

*

Less than one percent (1%).

(1)

Applicable percentages of beneficial ownership are based on 129,849,845 shares of Common Stock and 462,222 shares of Series A Preferred outstanding on July 12, 2007 for each shareholder. Each Series A Preferred share shall be convertible into ten (10) shares of Common Stock in accordance with that certain Certificate of Designation of Series A Preferred Stock as filed with the Secretary of the State of the State of Delaware on August 3, 2006. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of July 12, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Includes 10,313,928 shares of common stock directly held by Mr. Root and 462,222 shares of Series A Preferred which are convertible into 4,622,220 shares of common stock in accordance with that Certain Certificate of Designation as filed with the SEC on August 3, 2006. Does not include 666,667 shares which will vest on July 31, 2007.

(3)

Includes 1,536,568 shares held directly by Mr. Miller; and 3,155,802 shares held in the name of the Kerlee Intervivos Trust of which Mr. Miller is a beneficiary.

(4)

Includes 345,000 shares held directly by Roger Aspey-Kent and 358,000 shares underlying currently exercisable warrants.

(5)

Includes 15,749,298 shares of Common Stock and 462,222 shares of Series A Preferred which are convertible into 4,622,220 shares of common stock in accordance with that Certain Certificate of Designation as filed with the SEC on August 3, 2006. Does not include 666,667 shares which will vest on July 31, 2007.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.  Shareholders may contact the Company by writing to our business address listed herein or by telephoning our office at the number listed herein.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information concerning our executive officers and directors, including their age as of July 12, 2007. Our directors serve for a term of two (2) years or until their successors are elected and qualified. Our officers serve at the discretion of our Board of Directors. There are no family relationships among our directors and officers.

Name	Age	Title

Wayne Allyn Root	46	Chairman of the Board and Chief Executive Officer
Douglas R. Miller	61	President, Chief Operating Officer, Secretary and Director
Jeff Johnson	49	Chief Financial Officer
Robert L. Seale	66	Director, Audit Committee (Chair) and Compensation Committee
Roger Aspey-Kent	64	Director, Audit Committee
Roger L. Harrison	64	Director, Compensation Committee

Wayne Allyn Root has served as our Chief Executive Officer and Chairman of our Board of Directors since our reorganization in July 2001. From 1999 to 2001, Mr. Root served as Chairman and Chief Executive Officer of our subsidiary, Global Sports Edge, Inc. From 1990 to 1999, Mr. Root served as a sports handicapper for National Sports Service. Mr. Root earned his B.A. from Columbia University. Mr. Root does not hold a directorship in any other public company.

Douglas R. Miller has served as our President, Chief Operating Officer, Secretary and a director since our reorganization in July 2001. Mr. Miller has also served as our Chief Financial Officer from November 2001 to April 2003. From 1999 to 2001, Mr. Miller served as President of our subsidiary, Global Sports Edge, Inc. From 1998 to 1999, Mr. Miller was the Chief Financial Officer of Body Code International, an apparel manufacturer. Mr. Miller holds a B.A. degree in economics from the University of Nebraska and an MBA degree from Stanford University. Mr. Miller is a director of Players Network (OTCBB: PNTV).

Jeff Johnson has served as Chief Financial Officer of the Company since May 2003. From 1995 to 2002 Mr. Johnson was the Chief Financial Officer for KNPR Radio. Mr. Johnson was the Chief Financial Officer for Display Ad for three (3) years and prior to that Mr. Johnson was with the national public accounting firms of Laventhal & Horwath and Coopers and Lybrand. Mr. Johnson does not hold a directorship in any public company.

Roger Aspey-Kent has been a member of the Board of Directors since January 1, 2004. He is currently an executive director of a property development company based in Cyprus and also a non-executive director of a technology systems company based in London. He is an executive partner of Falcon Capital which is in the venture capital business operating in various locations throughout Europe and has been such for the past five years. From 1985 until 1990, he worked in general management of Credit Commercial de France, in London. From 1980 until 1985 he worked as a senior associate director of Societe Generale, Merchant Banking. While at Societe Generale he served as senior corporate finance advisor for equity strategy and he was responsible for corporate syndications in London and Southeast Asia and for aerospace business development in Asia. From 1963 until 1967 he worked as a corporate finance executive at Lazard Brothers & Co. Ltd in London where he was responsible for corporate finance activity in developing markets. Mr. Aspey-Kent currently serves as a director of EIG Technology Ltd and Marrakesh Properties Ltd.

Robert L. Seale has been a member of the Board of Directors since January 1, 2004. Currently and since 2002, Mr. Seale is a principal with GIF Services, Inc., a Manager of Managers program managing the portfolios of state and local governments. From January 1999 until December 2002, Mr. Seale served as Managing Director of Gabelli Fixed Income, LLC where he was responsible for managing the $2 billion portfolio under management as a senior executive. From 1991 until 1999, he served as the Nevada State Treasurer where he was responsible for investing the State’s $2.1 billion portfolio, managing the $28 billion cash flow, and debt issuance. From 1981 until 1990, he was the Managing Partner for Pangborn & Co. CPA’s in Reno, Nevada. He graduated with a B.S. in Accountancy from California State Polytechnic University in 1964.

Roger L. Harrison has been a member of the Board of Directors since January 15, 2004. Since the early 1980’s Mr. Harrison has been involved in creating, producing and directing films. Since 1999 he has been working on twenty-three (23) projects, including: Cousins (Jerry Lee Lewis, Mickey Gilley, Jimmy Swaggart biopic); The Las Vegas Showgirls Meet the Furry Hamsters from Hell (a Mel Brooks-type spoof); and a documentary on capitalism and the republic form of democracy called “The Perfect Incubator.”  Prior to his involvement with films, Mr. Harrison worked for approximately fourteen (14) years in the securities industry as an account executive with seven (7) years at Merrill Lynch, three (3) years as Regional Manager with E.F. Hutton & Co., and four (4) years with A.G. Edwards. His first film project was The Chosen which he produced during 1981-1983. The Chosen was the winner of the Christopher Award; best film and best actor (Rod Steiger) at the Montreal Film Festival; and the New York Film Critics, best screenplay and best director awards.

Our Board of Directors held four (4) meetings during the fiscal year ended July 31, 2006. Each Director attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board of Directors during the time each such Director was a member of the Board.

Director Compensation

Commencing in 2006, our non-employee Directors receive $8,000 per year and 500,000 options to purchase shares of common stock at $0.02 per share.  The options expire after three years.  The $8,000 in fees may be paid in cash or with restricted shares of common stock at the discretion of the Company. We also reimburse our directors for out-of-pocket expenses incurred to attend meetings of the board.

Our executive officers hold office until the next annual meeting of Directors. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or Directors was selected as an officer or Director except for Wayne Allen Root’s and Douglas Miller’s employment agreements which stipulate they will be nominated as directors of the Company.

Committees

We have two (2) standing committees: the Audit Committee and the Compensation Committee.

Audit Committee

Our current Audit Committee was formed during February 2004.  We held three meetings during the fiscal year ended July 31, 2006. It attends and reports to our Board of Directors with respect to matters regarding our independent registered public accounting firm, including, without limitation: annual review of their charter; approving the firm to be engaged as our independent registered public accounting firm for the next fiscal year; reviewing with our independent registered public accounting firm the scope and results of their audit and any related management letter; consulting with our independent registered public accounting firm and our management with regard to our accounting methods and adequacy of our internal accounting controls; approving the professional services rendered by our independent registered public accounting firm; reviewing the independence, management consulting services and fees of our independent registered public accounting firm; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources; and preparing and supervising the U.S. Securities and Exchange Commission reporting requirements. Our Audit Committee currently consists of Robert L. Seale (Chair) and Roger Aspey-Kent.

Compensation Committee

Our Compensation Committee was formed during February 2004 to attend to and report to our Board of Directors with respect to the appropriate compensation of our directors and executive officers and is responsible for administering all of our employee benefit plans. The Compensation Committee currently consists of Roger L. Harrison (Chair) and Robert L. Seale.  We held one (1) Compensation Committee meeting during the fiscal year ended July 31, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year, and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year and certain representations, no persons who were either a director, officer, or beneficial owner of more than ten percent (10%) of our common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except that Wayne Allyn Root and Douglas R. Miller filed Form 4’s late reporting the vesting of restricted shares and options which had previously been issued in accordance with their respective employment agreements.

Code of Ethics

The Board of Directors adopted a Code of Ethics in October 2004, which applies to all of the Company’s Executive Officers, Directors and employees. A copy of the Code of Ethics is attached to our Annual Report on Form 10-KSB for the year ended July 31, 2004.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the executive compensation for the Company’s Chief Executive Officer and President during the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004 and each other officer(s) who had total annual salary and bonus in excess of $100,000 during such years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation				Long Term Compensation Awards
		Salary	Bonus	Other Amount Compensation(1)		Securities Underlying Options (Number of Shares)	All Other Compensation

Wayne Allyn Root; Chairman & Chief Executive Officer	2006	$175,000	__	$325,443		—	—
	2005	$175,000	—	$388,271	(2)	—	—
	2004	$175,000	—	$334,994		4,000,000	—

Douglas R. Miller; President	2006	$195,000	—	—		—	—
	2005	$195,000	—	—		—	—
	2004	$175,000	—	—		1,500,000	—

Hollis Barnhart; Vice	2006	$150,000	$58,763
President – Sales	2005	$150,000	43,677	—		—	—
	2004	$150,000	58,395	—		—	—

Jeff Johnson; Chief Financial Officer	2006	$135,000	—	—		—	—
	2005	$108,000	—	—		—	—

——————

(1) These payments are commissions paid on handicapping selections.

(2) Payments to Mr. Root in 2005 include $54,311 earned but not paid from handicapping fees.  These fees were paid in 2006.

SELECTED FINANCIAL DATA OF THE COMPANY

The year and quarterly end financial data included in the table has been selected by the Company and has been derived from the Company’s financial statements included in the Company’s Annual Report on Form 10KSB for its fiscal year ended July 31, 2006, and Quarterly Report on Form 10QSB for the quarters ended April 30, 2007.  All financial information for the fiscal years ended July 31, 2006 and 2005 have been audited by Moore Stevens, certified public accountants.  The quarterly information for  April 30, 2007, is unaudited.

	Quarter Ended April 30, 2007	Year Ended July 31, 2006
Statement of Operations Data:
Revenues	$ 1,093,776	$ 5,600,000
Operating Expenses	$ 1,195,976	$ 6,385,519
Net Income (Loss)	$ (81,684)	$ (1,204,726)
Net Income (Loss) Per common Share	$ (0.01)	$ (0.01)
Weighted Average Shares Outstanding	124,896,450	105,807610

	April 30, 2007	July 31, 2006
Balance Sheet Data:
Current Assets	$ 489,174	$ 642,459
Current Liabilities	$ 1,880,342	$ 1,775,126
Work Capital(Deficit)	$ (1,391,168)	$ (1,132,667)
Property & Equipment (net)	$ 31,138	$ 32,888
Total Assets	$ 544,144	$ 832,216
Long Term Liabilities	$ 1,382	$ 113,292
Shareholders’ Equity (Deficit)	$ (1,337,580)	$ (1,056,202)

MARKET PRICE OF THE COMPANY’S COMMON STOCK

Our common stock has traded on the Over-The-Counter (“OTC”) Bulletin Board under the symbol “WNED” since September 20, 2006. Prior, the company traded under the symbol AGWNI@ since September 6, 2002.  The table below sets forth for the periods indicated the high and low bid prices per share of our Common Stock, as reported by the OTC Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

	HIGH	LOW
Fiscal Year Ended July 31, 2007 Third Quarter Second Quarter First Quarter Fiscal Year ended July 31, 2006	$ .01 $ .04 $ .05	$ .008 $ .01 $ .02
Fourth Quarter	$ .05	$ .02
Third Quarter	$ .05	$ .03
Second Quarter	$ .06	$ .03
First Quarter	$ .05	$ .04
Fiscal Year ended July 31, 2005
Fourth Quarter	$ .05	$ .04
Third Quarter	$ .08	$ .04
Second Quarter	$ .11	$ .05
First Quarter	$ .16	$ .09

We consider our common stock to be thinly traded and any reported sale prices may not be a true market-based valuation of our common stock. On July 12, 2007, the closing price of our common stock, as reported on the Over-The-Counter Bulletin Board, was $0.008.

We have not paid any cash dividends since our inception and do not contemplate paying dividends in the foreseeable future. It is anticipated that earnings, if any, will be retained for the operation of our business.   As of July 12, 2006, we had 441 shareholders of record.

BUSINESS OF THE COMPANY

We were originally incorporated in Nevada in 1986.  We reincorporated in Massachusetts in 1987 and reincorporated in Delaware in 1996.  In July 2001, we acquired our sports handicapping business, which we operate through our wholly-owned subsidiary, Global SportsEDGE, Inc., a Delaware corporation.

Effective August 22, 2002, we changed our name to GWIN, Inc. in order to avoid both consumer confusion and litigation with another Delaware company with a similar name.  The Board of Directors also approved a change in our fiscal year from a calendar year to one beginning August 1 and ending July 31 effective July 31, 2002.

Effective September 21, 2006, the Company changed its name to Winning Edge International, Inc. to better reflect the brand associated with our nationally aired television and radio programming now in its sixth year called “The Winning EDGE” or “Wayne Allyn Root’s Winning EDGE™.”

The Company is engaged in a highly seasonal business, with the majority of handicapping and media advertising sales related to the football and basketball season.  Due to this seasonality, quarterly results may vary materially between the football and basketball seasons (concentrated in the first and second fiscal quarters) and the remainder of the year (the third and fourth fiscal quarters).

The Gaming and Sports Handicapping Market

Our advice services are intended for entertainment purposes only to assist fans of the games and teams we cover in analyzing the prospects of their favored teams throughout the season, and for sports bettors in and traveling to Nevada or non-U.S. citizens living abroad who wish to use our analysis in determining their wagers on specific teams and/or games.

We believe that there is a market for our sports handicapping information and analysis wherever there are fans and wherever there is a market for sports wagering and that the size of the market for our sports handicapping information and analysis is related to the market for sports viewing and wagering.  In the United States, wagering on sporting events, other than pari-mutuel betting, is currently legal only in the State of Nevada. According to a 1999 report by the National Gambling Impact Study Commission, sports wagering reached $2.3 billion in Nevada’s sports books in 1998.  Estimates of the scope of other sports betting in the United States range from $80 billion to $380 billion annually.  We believe that the proliferation of cable and satellite television, which has increased the viewing access to sporting events worldwide, has increased viewers’ interest in watching and wagering on sports.

Our Business Model

Our business model provides for multiple revenue streams.  We generate revenues from the direct sale of our handicapping advice both in our sales room and on the Internet, and from selling advertising “sponsorship” time on our various media properties including our television program, our radio program, and our Internet web sites, www.winningedge.com, and www.ewinners.com. The primary revenue stream is centered around the handicappers featured on the Company’s television and radio shows, both called “Wayne Allyn Root’s Winning EDGE™”

(“WinningEDGE”).  The show is anchored by Mr. Wayne Allyn Root, our Chairman and Chief Executive Officer.  Mr. Root has been employed in the handicapping industry for the past 20 years. Prior to founding the Company, Mr. Root was a leading revenue generator for National Sports Service, a competitor of our Company and an industry leader. Joining Mr. Root on the show are others in the sports handicapping field, including Mr. Alec McMordie who has won 31 handicapping championships, Ron Meyer, former AFC Coach of the Year, Chip Chirimbes and host Chet Coppock, an Emmy award winning sportscaster based in Chicago. The celebrity of our handicappers combined with a national television, radio, and Internet media platform allows us to attract account representatives to our Company. These account representatives are then able to convert incoming telephone leads into completed sales.

Employees

We have 12 full-time employees, including one of our four handicappers.  We also have three handicappers under sports personality agreements. The fourth handicapper, Mr. Root, is a full-time employee and serves as the Chief Executive Officer of the Company.

Customers

     None of our customers comprises a significant portion of our revenues.

Description of Property

We currently lease approximately 7,536 square feet of office space for our corporate headquarters and sales office in Las Vegas, Nevada, under a lease that expires on January 22, 2010. Our lease for our Las Vegas facility requires monthly base rental payments of $14,661.

MANAGEMENT DISCUSSION AND ANALYSIS

RESULTS OF OPERATIONS

COMPARISON OF THE YEAR ENDED JULY 31, 2006 TO THE YEAR ENDED JULY 31, 2005.

The operating losses for the year ended July 31, 2006, and the year ended July 31, 2005 were $784,596 and $927,779 respectively.  The decreased loss for fiscal year 2006 is primarily due to reducing operating expenses by over $45,000 and increasing the advertising revenues by $200,000.  Due to our accounting for sales of future handicapping information, a significant portion of the increased revenues and cash flow achieved during the third and fourth quarter is reported as deferred revenue which is carried over to fiscal year 2007 and not recognized as revenues during fiscal 2006.

Our net losses for the year ended July 31, 2006, and the year ended July 31, 2005 were $1,204,726 and $1,800,830 respectively.  The net loss declined $596,104 from the year ended July 31, 2005 to the year ended July 31, 2006 primarily because interest expense decreased $237,548, receiving settlement income of $179,200, and a reduction in the operating loss of $143,183.

Revenue from sales of sports handicapping information and advertising combined for the year ended July 31, 2006, and the year ended July 31, 2005 were $5,600,923 and $5,502,860, respectively.  The advertising revenues for these same periods were $815,716 and $609,698, respectively and revenues from sports handicapping information sales were $4,785,207 and $4,893,162, respectively. Advertising revenues increased due to higher advertising revenues. Handicapping sales decreased due to lower basketball and baseball response during the company=s third and fourth quarters.

Total handicapping fee expenses for the year ended July 31, 2006, and the year ended July 31, 2005 were $455,282 and $559,172 respectively.  This line item is a commission based on a percentage of handicapping information sales. The company renegotiated handicapper contracts eliminating minimum guarantees.

Advertising expenses for the year ended July 31, 2006 and the year ended July 31, 2005 were $1,373,865 and $1,450,517, respectively. The lower advertising expense for the later period is due to better airtime pricing on radio and a more targeted advertising campaign. Specifically, the Company continues to fine tune its advertising expenditures on those areas and media that provide it the most cost-effective return for its expenditures, the company utilizes a client management software that tracks return on advertising dollars spent by marketplace.

Commission expenses for the year ended July 31, 2006 and the year ended July 31, 2005 were $1,824,055 and $1,956,757, respectively. Commissions are a set percentage of sales based sales revenue.

Salaries and wage expenses for the year ended July 31, 2006 and the year ended July 31, 2005 were $1,241,510 and $1,113,132, respectively.  The majority of increases in salaries expense are due to higher health care expenses.

Professional fees for the year ended July 31, 2006, and the year ended July 31, 2005 were $128,988 and $131,282, respectively. Professional fees are primarily those due to fees involved in public company compliance.

General and administrative expenses for the year ended July 31, 2006, and the year ended July 31, 2005 were $1,313,053 and $1,158,143, respectively.  The increase is primarily due to write downs on financing expenses and restructuring costs.

SUMMARY OF CASH FLOWS FOR THE TWELVE MONTHS ENDED JULY 31, 2006

Cash decreased approximately $66,722 during the twelve months ended July, 2006.  The decrease was a result of payments on long-term convertible debt & lease obligations of $201,679.

OPERATING ACTIVITIES

Net cash used in operating activities decreased from $615,771 in the twelve months ended July 31, 2005 to cash received of $43,067 in the twelve months ended July 31, 2006.  This change is due to a significant decrease in accounts receivable in combination with a decrease in interest paid on common stock issued as well as an increase in services & settlements paid with common stock and warrants.

INVESTING ACTIVITIES

Net cash used in investing activities decreased from $18,829 during the twelve months ended July 31, 2005 to $9,110 during the twelve months ended July 31, 2006.

FINANCING ACTIVITIES

Net cash provided by financing activities decreased from $467,602 during the twelve months ended July 31, 2005 to negative $100,679 during the twelve months ended July 31, 2006.  This decrease in proceeds provided by financing activities is due to a reduction in the issuance of notes payable.  Included in the amount for the twelve months ended January 31, 2006, $201,679 was paid on long term convertible debt and lease obligations.

LIQUIDITY AND CAPITAL RESOURCES

Our working capital deficit as of July 31, 2006 is $1,132,665 as compared to a working capital deficit of $927,518 as of July 31, 2005.  Of the July 31, 2006 amount, $985,452 represents revenues from sales which will not be recognized until after July 31, 2006, and which are recorded as current liabilities until earned.

SUBSEQUENT EVENT

In September of 2006 the Company entered into a $655,000 short term loan with a private investor. The note has an 18% interest rate and a maturity date of June 30, 2007.  As collateral, the Company made a general pledge agreement, giving a security interest in the assets of the Company including a specific credit card reserve account. Additionally, the Company pledged 502,000,000 shares of Common Stock in the event of default.  CEO Wayne Root also pledged his 462,222 Preferred Shares in the event of default.

SEASONALITY

Our business is highly seasonal.  Because football and basketball are the most popular sports for wagering, the demand for handicapping analysis of these sports is substantially higher than for other sporting events. As a result, approximately 80% of our sales occur in the first and second quarters of our fiscal year.  Because of these factors, our quarterly operating results are difficult to predict and are likely to vary in the future.  We expect this seasonality to continue for the foreseeable future.  If we are ultimately successful in pursuing our strategy to expand our handicapping services to cover other sports that are popular internationally, such as soccer and cricket, we may reduce the seasonality of our business.  However, there can be no assurance that future seasonal fluctuations will not adversely affect the business or results of operations.

COMPARISON OF NINE MONTHS ENDED APRIL 30, 2007 TO THE NINE MONTHS ENDED APRIL 30, 2006

REVENUES.  Total revenue for the nine months ended April 30, 2007 increased to $5,739,827 compared to $5,370,398 for the same period in 2006.  Revenues from advertising increased to $715,617 for the nine months ended April 30, 2007 compared to $666,833 for the same period in 2006. Net services revenue from sports handicapping services (after deferred revenue adjustments) increased to $5,024,210 for the nine months ended April 30, 2007 compared to $4,703,565 for the same period in 2006.  This increase in revenue is a result of a renewed focus on customer sales due to the hiring of a new VP of sales to oversee the individual salesmen.

OPERATING EXPENSE.  Total operating expense was $6,087,309 for the nine months ended April 30, 2007 compared to $5,492,053 for the same period in 2006.  The majority of our advertising expense is incurred from September to December, during the football season and the early part of the basketball season.

OPERATING RESULTS. For the nine months ended April 30, 2007 the Company had an operating loss of $347,482 compared to an operating loss of $121,655 for the same period in 2006.  This loss was incurred primarily due to a one time increase in expenditures during the period for Investor Relations of approximately $150,000, an increase in Professional Fees of $114,000 due to required 14-C and S-8 filings and increased fees charged by credit card processors of $100,000.

The Company had a combined net loss of $440,106 for the nine months ended April 30, 2007 compared to a net loss of $37,195 for the same period last year.

COMPARISON OF THREE MONTHS ENDED APRIL 30, 2007 TO THREE MONTHS ENDED APRIL 30, 2006

REVENUES.  Total revenues increased to $1,093,776 for the three months ended April 30, 2007 compared to $861,559 for the same period in 2006. Services revenue increased to $1,002,804 for the three month period ended April 30, 2007 compared to $785,726 for the same period in 2006.  Advertising revenue increased to $90,972 for the three months ended April 30, 2007 compared to $75,833 for the same period in 2006.  Service revenue increased due to larger football playoff packages as well as additional March Madness packages being sold.  An advertising contract was secured with a new sponsor of the upcoming 2007–2008 WEI television show, resulting in a greater amount of advertising revenue from the previous year.

OPERATING EXPENSE. Total operating expense was $1,195,976 for the three months ended April 30, 2007 compared to $1,017,144 for the same period in 2006.  Advertising expense decreased to $70,546 for the three months ended April 30, 2007 compared to $132,160 for the same period in 2006.  Commissions increased to $395,757 for the three months ended April 30, 2007 compared to $288,442 in 2006. These Commissions were in line with expectations based upon the total sales for the three months (part of which were recorded as Deferred Revenue).  Salaries and wages increased to $286,649 for the three months ended April 30, 2007 compared to $278,981 for the same period in 2006.  Increased sales resulted in an increase in the commissions paid to salesmen.  Professional fees and G&A also increased due to an unsuccessful attempt by WEI to expand the business via a secondary office located in Houston, Texas.

Professional fees increased to $43,357 for the three months ended April 30, 2007 compared to $20,940 for the same period in 2006.  General and administrative expenses increased to $332,261 for the three months ended April 30, 2007 compared to $212,885 for the same period in 2006.  This increase is attributable to increased consulting expenses, increased investor relations and an increase in the costs of credit card processing.

OPERATING RESULTS.  The Company recorded an operating loss of $102,200 for the three months ended April 30, 2007 compared to an operating loss of $155,585 for the same period in 2006.  This decrease is primarily due to an increase in service revenues for the three month period.

The Company had a combined net loss of $81,684 for the three months ended April 30, 2007 compared to a net loss of $182,965 for the same period in 2006.

Our business is highly seasonal because the demand for handicapping analysis for football and basketball is substantially higher than for other sports for which we provide our services.  As a result, the majority of our sales occur in the first and second quarters of the fiscal year.  Because of these factors, our quarterly operating results are difficult to predict and are likely to vary in the future. We have traditionally experienced lower net sales in the third and fourth quarters of the fiscal year, and higher net sales in the first and second quarters of the fiscal year. We expect this seasonality to continue for the foreseeable future.  If we are ultimately successful in pursuing our strategy to expand our handicapping services to cover other sports that are popular internationally, such as soccer and cricket, we may reduce the seasonality of our business. However, there can be no assurance that future seasonal fluctuations will not adversely affect the business or results of operations.

LIQUIDITY AND CAPITAL RESOURCES

Our working capital deficit as of April 30, 2007 was $1,336,198.  The company has an accumulated deficit of $29,146,739.  The company has a severe cash flow shortage and does not have the cash to repay the short term note of $655,000 which has a current balance of $582,000.  There is no assurance that the company can obtain additional funding or find additional business opportunities. Currently the Company is looking to sell the assets of the company or merge the Company.

The Company has been in discussions regarding a potential asset sale.  If the sale is consummated it would be the sale of all of the Company’s assets and the Company, following the asset sale would terminate all operations and liquidate the Company. At this time, management of the Company cannot say if the asset purchase agreement will be closed since there are several contingencies which must be completed before any asset sale.  If the Company is unable to sell its assets or if the Company cannot obtain additional financing, the ability of the Company to continue if business will be very questionable.  It is likely the Company would have to terminate its operations if a buyer for its assets or additional capital cannot be found.

DESCRIPTION OF CAPITAL STOCK

General

The current authorized capital stock of our Company consists of Seven Hundred Fifty Million (750,000,000) shares of common stock, par value $0.0001 per share and Five Million (5,000,000) shares of preferred stock, par value $0.0001 per share. The following description is a summary of the capital stock of our Company and contains the material terms of our capital stock. Additional information can be found in our Certificate of Incorporation (as amended) and our By-laws.

Common Stock

The Company is authorized to issue Seven Hundred Fifty Million (750,000,000) shares of Common Stock, par value $0.0001 per share.

All shares have equal voting rights and are not assessable. Voting rights are not cumulative, and, therefore, the holders of more than fifty percent (50%) of our Common Stock could, if they chose to do so, elect all the Directors.

Upon liquidation, dissolution or winding up of the Company, our assets, after the payment of liabilities and any liquidation preferences on outstanding preferred stock, will be distributed pro rata to the holders of the common stock. The holders of the common stock do not have preemptive rights to subscribe for any of our securities and have no right to require us to redeem or purchase their shares. The shares of common stock presently outstanding are, and the shares of common stock to be issued pursuant to this offering will be, upon issuance, fully paid and nonassessable.

Holders of common stock are entitled to share equally in dividends when, as and if declared by the Board of Directors of the Company, out of funds legally available therefor. We have not paid any cash dividends on our common stock, and it is unlikely that any such dividends will be declared in the foreseeable future.

As of July 12, 2007, there are 124,896,450 shares of common stock issued and outstanding and 27,178,053 shares reserved for future issuance pursuant to outstanding options and warrants.

Preferred Stock

The Company is authorized to issue Five Million (5,000,000) shares of preferred stock, par value $0.0001 per share.  Shares of our preferred stock may be issued in series from time to time with such designations, rights, preferences and limitations as our Board of Directors may determine by resolution. The rights, preferences and limitations of separate series of preferred stock may differ with respect to such matters as may be determined by the Board of Directors, including, without limitation, the rate of dividends, method and nature of payment of dividends, terms of redemption, amounts payable on liquidation, sinking fund provisions (if any), conversion rights (if any), and voting rights. The potential exists, therefore, that preferred stock might be issued which would grant dividend preferences and liquidation preferences to preferred stockholders over common stockholders. Unless the nature of a particular transaction and applicable statutes require such approval, the Board of Directors has the authority to issue these shares without stockholder approval. The issuance of preferred stock may have the effect of delaying or preventing a change in control of Winning Edge International, Inc. without any further action by stockholders.

Series A Preferred Stock

On August 3, 2006, the Company filed a Certificate of Designation of Series A Preferred stock (the “Designation”) with the Secretary of the State of the State of Delaware pursuant to which the Company designated 462,222 shares of Convertible Series A Preferred for purposes of issuing such 462,222 shares to our Chief Executive Officer, Mr. Wayne Allyn Root, as partial consideration for the forgiveness of certain indebtedness the Company owes to Mr. Root. The holders of Series A Preferred shall have full voting rights and powers, and they shall be entitled to vote on all matters as to which holders of common stock shall be entitled to vote, voting together with the holders of Common Stock as one (1) class; and holders of shares of Series A Preferred shall be entitled to cast, for each share of Series A Preferred, a number of votes equal to two hundred fifty (250) shares of common stock. Furthermore, all shares of Series A Preferred then outstanding shall automatically convert without any further action of the holders thereof into shares of common stock at the Conversion Rate (as defined below) immediately upon the earlier of (i) thirty-six (36) months after the Original Issue Date (as such term is defined in the Designation) (ii) at the option of the holders thereof or (iii) upon the Sale (as such term is defined in the Designation) of the Corporation. The number of shares of common stock to be issued upon conversion of shares of any Series A Preferred shall be issued at the rate of ten (10) shares of common stock for every one (1) share of Series A Preferred (the “Conversion Rate”). The Series A Preferred shall, with respect to rights on liquidation, dissolution or winding up, rank (a) on a parity with the common stock (as if the Series A Preferred had been converted into common stock), and (b) junior to any other class of preferred stock established after the Original Issue Date (as defined in the Certificate of Designation) by the Board of Directors, the terms of which expressly provide that such class will rank senior, as to liquidation rights or otherwise, to the Series A Preferred.

Options

The Company had 1,500,000 options outstanding as of July 11, 2007.   These options were issued to members of the board of directors during 2006.  The options expire in November 2009 and have an exercise price of $0.02 per share.  Except for the 1,500,000 options to the directors, there are no other options outstanding.

Warrants

The Company has a total of 11,085,933 warrants outstanding with exercise prices ranging from $0.02 to $4.00 per share.   The majority of the warrants expire in 2008 and 2009.  Two hundred thousand warrants expire in 2012 with an exercise price of $0.46 per share.

Securities Issued to Laurus Master Fund, Ltd.

On December 1, 2004, the Company closed on a transaction with Laurus Master Fund Ltd. (“Laurus”) in which the Company borrowed $600,000 from Laurus pursuant to a $600,000 Convertible Term Note (the “Note”).  As a provision of the Note, the Company registered 9,969,900 shares of Common Stock and the accompanying warrants for potential conversion and the Company issued a seven (7) year warrant to purchase 2,666,667 shares of the Company’s common stock at an exercise price of $0.09 per share. The Note is due in three (3) years, bears interest at thirteen percent (13%), with the interest being payable monthly; and principal payments are amortized over the term of the loan with the first payment due February 1, 2005; and the payments of principal and interest may be paid using shares of the Company’s Common Stock at a price of $0.073, subject to adjustment, if certain conditions are met.  Management believes the proposed transactions and anticipated financing could trigger anti-dilution provisions in the Laurus agreement which will reduce the exercise price of the warrants issued to Laurus..

The Note is secured by (a) a personal guaranty of Mr. Wayne Allyn Root, the Company’s Chief Executive Officer; (b) a pledge by Mr. Root and Mr. Miller of their shares of the Company; (c) an assignment of all of the funds which are released from certain credit card security accounts; and (d) a master security agreement covering all of the assets of the Company.

The loan and sale of the warrant were made pursuant to a Securities Purchase Agreement with Laurus. Laurus has no relationship with the Company or any of its affiliates other than the fact that Laurus entered into a similar transaction with the Company in 2002.  The Company still owed Laurus approximately $202,000 as of February 28, 2007, on the original loan transaction. The Company paid to Laurus Capital Management, LLC, the Manager of Laurus, a fee of $21,000 plus $10,000 for its expenses.

Dividends

The Company has not declared or paid cash dividends on the common stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company’s operations.

Authorized but Unissued Stock. Authorized but unissued shares of common stock and preferred stock would be available for future issuance without our stockholders’ approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desire of the Board of Directors. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company’s management.

Transfer Agent and Registrar

Colonial Stock Transfer, Inc. is the transfer agent and registrar of our common stock. Its address is 66 Exchange Place, Salt Lake City, Utah 84111, and its telephone number is (801) 355-5740.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a) Except for Wayne Allen Root, who will be signing a new employment contract on the close of the proposed transaction, no officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b) No Director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

Wayne Allen Root, the CEO of the Company, and the major shareholder who will be voting in favor of the Proposals, will be entering into a new employment contract on the close of the asset sale to continue his television and radio shows and provide handicapping advice.  He will not be an officer or director with Betbrokers.  The employment contract will be for a term of five years.  It is anticipated Mr. Roots will receive a salary of $200,000 per year with annual increases and if the division of Betbrokers which Mr. Root will work for produces an annualized profit, his salary will be increased to $250,000.  Mr. Root will also receive commissions based on the handicapping revenue he generates.  The commissions will be between 10% and 15% depending on the amount of revenue generated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 2002, we entered into an agreement with Newmarket Investments, plc ("Newmarket"), which was then a convertible  debenture holder,  which provided that Newmarket invest an additional  $700,000 in the Company by amending the existing $500,000  convertible  debenture held by Newmarket to reflect a principal amount of  $1,200,000.   The anti-dilution provisions on the combined $1,200,000 convertible debenture provide that 5,802,199 additional shares be issued upon conversion.  The total Newmarket convertible debenture shares upon conversion were 9,230,769. Newmarket elected to convert the entire debenture into restricted stock of the company in the second quarter of 2004.  In addition, the Company agreed to exchange an existing warrant held by Newmarket to acquire 1,000,000 shares of common stock at $1.00 per share for a warrant to acquire 3,000,000 shares of common stock at $0.13 per share.  This Warrant expired on August 31, 2005.  Newmarket also extended an unsecured standby credit facility of $250,000 with a 16% annual interest rate, and payable on March 31, 2003. At July 31, 2006, the Company had an outstanding balance including interest of $173,815.  In connection with these transactions, we also issued to Newmarket a three-year option to purchase 1,500,000 shares at a price per share of $0.50.  The option expired July 31, 2006.  The CEO of Newmarket is a former director of the Company.

In September 2001, we entered into a four-year financial advisory agreement with Keating Investments, LLC. In consideration for the services to be rendered pursuant to this agreement, we issued Keating Investments, LLC a warrant to purchase 600,000 shares of our common stock at an exercise price of $0.10 per share, exercisable until September 10, 2006.  The cost of this agreement has been recorded at $240,000 and was charged to operations over 48 months.  In March 2004, the Company negotiated a settlement of stock in exchange for the outstanding warrants and consulting services to the Company. Timothy J. Keating, a former Director of our company from December 2002 until October 8, 2003, and our former President and Chief Executive Officer, is the Managing Member and President of Keating Investments, LLC.

In November 2001, we borrowed money from and entered into note payable agreements with Mr. Root, an officer and director, and Mr. Keating, a former director, for $50,000 each which accrue interest at 12% annually.  At July 31, 2005, we had a principal balance owed to Mr. Root of $50,000 under the agreement with accrued interest of $21,116. In May of 2004 Mr. Keating elected to receive common shares as payment in full on his $50,000 note.

In May 2004, the Company issued 1,190,625 shares of restricted common stock to Wayne A. Root, CEO, and 200,000 shares to an assignee of Mr. Root as payment of $111,250 payable resulting from accrued handicapping commissions due.

In December 2004, the Company issued 1,000,000 shares of restricted common stock to Wayne A. Root as compensation for his personal guaranty of a $600,000 loan to the Company and for his pledging all of his common stock as collateral for the loan.

In July of 2006 the company redeemed $208,000 of debt owed to Wayne Root for 462,222 preferred shares. The preferred shares can be converted into 4,622,220 common shares at the option of the holder at any time over the following 36 months.

In September of 2006 the company entered into a $655,000 short term loan with a private investor. The note has an 18% interest rate and a maturity date of June 30, 2007.  As collateral, the Company made a general pledge agreement, giving a security interest in the assets of the company including a specific credit card reserve account. Additionally, the Company pledged 502,000,000 shares of Common Stock in the event of default.  CEO Wayne Root also pledged his 462,222 Preferred Shares in the event of default.

OUTSIDE AUDITORS

Our financial statements are reviewed and audited by the public accounting firm of Moore Stephens, P.C.  We believe are relationship with Moore Stephens is good and have not had any disagreements with them.

AUDIT FEES

The aggregate fees billed by Moore Stephens, P.C. for professional services related to the audit of the Company's consolidated financial statements for the fiscal years ended July 31, 2006 and 2005 were $40,000 and $35,000 respectively.

AUDIT RELATED FEES

The aggregate fees billed by Moore Stephens P.C. for audit related services for the fiscal years ended July 31, 2006 and 2005 were $25,500 and $29,659, respectively.

TAX SERVICES

The aggregate fees billed by Moore Stephens P.C. for tax services for the fiscal years ended July 31, 2006 and 2005 were $3,900 and $3,000 respectively.

ALL OTHER SERVICES

There were no fees billed by Moore Stephens P.C. for other services for the fiscal years ended July 31, 2006 and 2005.

PROPOSAL 1 – SALE OF ASSETS

The Company’s Board of Directors proposes to sell all of the Company’s assets and business.  Following the sale of assets and business, the Company will cease operations, pay off existing creditors and, if any funds are available, distribute remaining assets to shareholders.  All of our operations and the majority of our assets are held by Global Sports Edge, Inc., a Delaware corporation, which is a wholly owned subsidiary of the Company.

Purpose of the Asset Sale

We have been losing money and been unable to locate additional funding sources to support our operations.  We currently have several notes coming due and without funds to pay the notes, our asset could be foreclosed upon.  Directors and management have been reviewing potential alternatives and have determined that as presently constituted, we cannot continue in business without capital infusions.  Our directors and management have tried to locate potential alternatives including merging with other entities or selling our assets.  After looking for potential merger partners, the directors have determined the only feasible option, and, in fact, the only party to be interested in purchasing our assets was Betbrokers.

After negotiating with Betbrokers, the directors determined it was in the corporation and its shareholders best interest to accept the offer from Betbrokers to purchase our assets.  The directors have tried unsuccessfully to have Betbrokers pay some cash in the transaction or increase their stock offer.  Such efforts have not proved successful and accordingly, the director felt they had no alternative but to accept Betbrokers offer to purchase our assets for stock.  Prior to accepting the offer from Betbrokers, our management was able to contact a party who has agreed to loan us $2,100,000 using the Betbrokers’ stock as collateral.  This loan is important to our operations since it allows us to pay off our existing debts which are coming due.

As a result of conditions imposed by Betbrokers, we will not be able to liquidate the shares of Betbroker received in the asset sale for a period of six months.  Starting on the seventh month from the closing of the asset sale, Betbrokers stock will be sold in limited quantities of $160,000 per month for six months with the proceeds used to help pay off our loan obligations.  After the twelfth month, the balance of the Betbrokers’ stock will be sold to pay off the remaining loan balance.

Once the loan is repaid, any remaining Betbrokers’ securities will be returned to our transfer agent, Colonial Stock Transfer who will act as escrow agent to assist in the sale of Betbrokers’ stock and distribution, if any, to our shareholders.  The proceeds from any Betbrokers’ stock sale, after the loan is repaid, will be distributed to our shareholders.  At this time, we are uncertain if any proceeds will be available for distribution.  Additionally, given the number of shares we have outstanding of 129,849,845, and given effect to a conversion of Series B Preferred resulting in additional 4,622,220 shares, even if the remaining Betbrokers shares are sold for the entire purchase price of $6,800,000 less the $2,100,000 loan repayment, the $4,700,000 to be distributed, less expenses, would result in only $0.03 per share to shareholders.  It is unlikely this distribution would occur for some time since the loan must be paid first.  Additionally, it is likely there will be additional expenses to pay as part of the liquidation and we cannot predict how Betbrokers’ stock will do from a price standpoint over time.

Management believes, however, that the asset sale to Betbrokers poses the best alternative to attempt to have any funds returned to shareholders.  Management believes the only other alternative is to seek bankruptcy protection where it is unlikely the shareholders would receive any funds in a bankruptcy liquidation as we would not have the funds to keep the business operations going during a bankruptcy proceeding.  Management feels time is critical to complete the sale to Betbrokers so Betbrokers will be able to assume the ongoing expenses associated with the current operations.

Price

We are receiving $6,800,000 in shares of Betbrokers’ stock.  The exact number of Betbrokers’ shares will be determined based on the five day average closing price of Betbrokers’ stock on the London Stock Exchange Alternative Investment Market known as AIMS.   We will receive that number of shares equal to $6,800,000 U.S. Dollars divided by the five day average closing share price of Betbrokers’ stock.  We cannot say if the price of Betbrokers’ stock will remain at the closing average before it is sold to repay the loan and distribute the remaining cash received, if any, to shareholders.  Decreases in the price of Betbrokers stock during the holding period will decrease the cash available to shareholders while increases in the price of Betbrokers stock during the holding period will increase the cash available to shareholders.

Effect of the Asset Sale

As a result of the asset sale, all of our operations will be terminated.  We will be paying off existing debts, and if any funds are then left, they will be distributed to shareholders.  At this time, we would not anticipate any distributions to shareholders for some time.   Management views this as a means to pay off existing debts and potentially provide some distribution to shareholders although it is difficult to say how much, if any, shareholders will receive.

Information on Betbrokers

Attached to this information statement under Appendix “A” is information on the business and management of Betbrokers.  Shareholders are cautioned as they read the information on Betbrokers that no shares of Betbrokers will be distributed to shareholders.  If after paying all expenses of the Company, including the $2,100,000 loan, there are any shares remaining of Betbrokers, the shares will be sold and the proceeds from such sale will be distributed to shareholders.  At this time, management cannot predict what amount, if any, will be distributed to shareholders.  Additionally, any such distribution will not occur until all debts are paid which may take up to eighteen months.  During such time, Betbrokers’ shares may decline in value eliminating any future distributions to shareholders.

Escrow

Since we our terminating operations, we have made arrangements with our transfer agent, Colonial Stock Transfer, to liquidate the Betbrokers’ stock and distribute the proceeds to shareholders of record on the closing date of the asset sale.

Effective Date

The asset sale will become effective upon the completion of all matters referred to herein.  The sale is expected to be completed on before August 31, 2007, assuming all conditions precedent have been met.

Conditions to the Acquisition

The primary obligation of the parties to close the proposed asset sale is the receipt of our shareholder approval.  We believe all other conditions will not be material to closing.

Representations and Warranties

The Company and Betbrokers have made certain representations and warranties to each other with respect to, among other things, the organization and good standing of each of the Company and Betbrokers, authorization of the Asset Purchase Agreement, capitalization, stock ownership, validity and legality of stock, ownership of assets, contractual and other commitments, liabilities, financial statements, absence of material adverse changes, disclosure of material facts, availability of certain documents and records, accuracy of certain documents,  and legal and other proceedings.  Each party must verify the accuracy of these representations up through the Closing of the asset sale.

Expenses

We are responsible for paying all of our cost of the asset sale.  The Company anticipates these costs to be around $25,000 for legal and accounting.

Regulatory Approval

No specific federal or state regulatory approvals must be obtained by the Company in order to consummate the Acquisition other than general compliance with applicable corporation law and state and federal securities laws.

Termination

At any time prior to the consummation of the Acquisition, notwithstanding the approval of the Asset Purchase Agreement by the shareholders of the Company, the Asset Purchase Agreement may be terminated if either party’s representations and warranties are incorrect, the parties fail to meet a material obligation, certain conditions are not satisfied or waived or the closing does not occur by August 31, 2007.

Interest of Certain Persons in the Asset Sale

Neither the Company’s board of directors or management nor Betbrokers’ board of directors or management will receive any benefits arising from their ownership of the Company’s common stock as a result of the asset sale that will not be equally extended to all of the Company’s and Betbrokers’ shareholders.  No member of the Company’s management has an ownership interest in Betbrokers and, to the best knowledge of the Company Betbrokers’ shareholders have no material ownership interest in the Company prior to the completion of the acquisition.   The CEO of the Company, Wayne Allyn Root, will be receiving an employment contract with a Betbrokers’ subsidiary.

Name Change

Upon the closing of the asset sale, we will be changing our name and assigning our name along with Global Sports Edge, Inc.’s name to Betbrokers.  As we are terminating operations, management felt this was an appropriate action.

Restricted Nature of Securities

The shares being received from Betbrokers are subject to certain “lock-up” provisions limiting their ability to be sold for six months.  Starting on the seventh month only $160,000 of Betbrokers’ stock may be sold per month through the end of month twelve.  After the end of month twelve the balance can be liquidated subject to an agreement to liquidate the securities through a broker dealer in England.

No Dividends

The Company has not paid dividends in the past and there are no dividends in arrears or interest due on the Company Securities.

No Opinions, Appraisals or Valuations

The Board has not sought any opinions, appraisals or valuations related to the asset sale and has relied on negotiations between the parties and our current financial condition.  At this time, given our present financial condition and with only one buyer showing an interest in our assets, we do not have the funds to seek such an opinion or appraisal.

Past Contacts, Transactions or Negotiations

We were introduced to Betbrokers through our director Roger Aspey-Kent with the original goal of engaging in cross branding or advertising together.   We commenced formal discussions with Betbrokers on an asset sale in June 2007 after it became clear we could no longer operate as a stand alone operations and after our prior attempt to find a merger partner were unsuccessful.  None of our officers or directors have had any business relationships with Betbrokers other than negotiating the proposed asset sale.

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the approval of the sale of all of the Company’s assets and business.

Shareholders Vote Required

We are not soliciting any votes with regard to the proposal to sell all of the Company’s assets and business. A principal shareholder who hold 51.29% of the total issued and outstanding shares of voting stock have indicated he intends to vote for the Proposal and accordingly, this principal shareholder has sufficient shares to approve the Proposal.  We encourage you however to attend the shareholders meeting and to vote at the meeting.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock of the Company and other matters. Statements in this Information Statement that are not historical facts are hereby identified as “forward-looking statements.”  Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to the Company, wherever they occur in this Information Statement, are necessarily estimates reflecting the best judgment of the management of the Company and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement.

Words such as “estimate,” “project,” “plan,” “intend,” “expect,” “believe” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement. The Company’s stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

INFORMATION ON BETBROKERS

Attached to this Information Statement as Appendix “A” is information on Betbrokers which was provided to the Company by Betbrokers.

ADDITIONAL INFORMATION

Additional information concerning Winning Edge International, Inc., including its annual and quarterly reports filed with the SEC, may be accessed through the SEC’s EDGAR archives at www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 5052 South Jones Boulevard, Suite 100, Las Vegas, Nevada 89118; or by calling the Company at (702) 967-6000 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors

Name: Wayne Allyn Root
Title: Chief Executive Officer

Las Vegas, Nevada
July 26, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Winning Edge International, Inc.

We have audited the accompanying consolidated balance sheet of Winning Edge International, Inc. (formerly known as GWIN, Inc.) and subsidiaries as of July 31, 2006, and the related consolidated statements of operations, cash flows and stockholders' deficit for each of the two fiscal years in the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly in all material respects, the consolidated financial position of Winning Edge International, Inc. and subsidiaries as of July 31, 2006, and the consolidated results of their operations and their cash flows for each of the two fiscal years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has experienced losses from operations, and has a working capital deficiency and accumulated deficit that raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 3.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                 /s/ MOORE STEPHENS, P.C.

                                 Certified Public Accountants.

Cranford, New Jersey

October 4, 2006

Winning Edge International, INC. AND SUBSIDIARIES

              CONSOLIDATED BALANCE SHEET

     July  31, 2006

ASSETS

Current assets:

     Cash                                                                                                                                      $205,748

     Accounts receivable                                                                                                             147,931

     Prepaid Expense                                                                                                                      92,600

    Deferred Financing Fee                                                                                                           10,334

    Deposits                                                                                                                                  185,846

                                                                                                                                                       ---------

        Total Current Assets                                                                                                         642,459

                                                                                                                                                      ---------

Property & equipment (net)                                                                                                        32,888

Equipment held under capital leases (net)                                                                                  7,408

Deposits and other assets                                                                                                         146,878

Deferred Financial Fees                                                                                                                  2,583

                                                                                                                                                        ---------

     Total assets                                                                                                                        $  832,216

                                                                                                                                               =========

LIABILITIES AND STOCKHOLDERS= DEFICIT

Current liabilities:

    Current portion of long-term debt,

      less unamortized discount of $ 30,964                                                                           $  305,913

    Notes payable B related parties                                                                                            173,815

     Deferred revenue                                                                                                                   985,452

     Accounts payable                                                                                                                 309,946

                                                                                                                                                      ---------

Total Current Liabilities                                                                                                         1,775,126

                                                                                                                                                     ---------

 Long term convertible debt,

   less unamortized discount of $18,062                                                                                  113,292

                                                                                                                                                     ---------

Total liabilities                                                                                                                       $1,888,418

                                                                                                                                                     ---------

Stockholders' deficit:

Preferred stock - $0.0001 par value; 5,000,000

   shares authorized; 462,222 shares

   issued and outstanding                                                                                                                 462

Common stock - $0.0001 par value; 750,000,000

   shares authorized; 118,396,450 issued and outstanding                                                      11,840

Additional paid in capital                                                                                                      27,638,131

Accumulated deficit                                                                                                             (28,706,635)

                                                                                                                                                    ---------

Total stockholders= deficit                                                                                                   (1,056,202)

                                                                                                                                                   ---------

Total liabilities and stockholders= deficit                                                                          $   832,216

                                                                                                                                             =========

The accompanying notes are an integral part of these consolidated financial statements.

                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                    Year ended  July 31

                                                                                                --------------------------------

                                                                                                   2006                     2005

                                                                                              --------------         ----------------

Net revenue B services                                                  $      4,785,207     $       4,893,162

Revenues B advertising                                                           815,716                 609,698

                                                                                         -------------------     -------------------

     Total revenues                                                                   5,600,923              5,502,860

                                                                                         -------------------     -------------------

Handicapping fees                                                                     129,839                 171,185

Handicapping fees B related party                                          325,443                  387,987

Advertising expense                                                               1,373,865               1,450,517

Commissions                                                                            1,824,055               1,956,757

Salaries & wages                                                                     1,241,510               1,113,132

Professional fees                                                                        128,988                  131,282

General and administrative                                                     1,313,053               1,158,143

Depreciation expense                                                                   48,766                    61,636

                                                                                         -------------------      -------------------

     Total operating expense                                                    6,385,519                6,430,639

                                                                                         -------------------        -------------------

     Operating (loss)                                                                   (784,596)                (927,779)

                                                                                         ------- -----------        -------------------

Settlement Income                                                                      179,200                    --

Interest (expense), including amortization

 of debt discount                                                                       (110,483)                 (348,031)

Other non-cash cost of financing                                           (465,771)                 (479,796)

Interest (expense) B related parties                                          (23,076)                  (45,224)

                                                                                         -------------------        -------------------

   Net (loss) available to common shareholders                 (1,204,726)              (1,800,830)

                                                                                       ============      ============

Basic  and diluted (loss) per share of

 common stock                                                              $             (0.01)          $            (0.02)

                                                                                      ============        ============

Basic weighted shares of common stock

 outstanding                                                                        105,807,610               92,153,638

                                                                                      ============        ============

The accompanying notes are an integral part of these consolidated financial statements.

                 Winning Edge International, INC. AND SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                                     Year Ended

                                                                                                                         July  31,

                                                                                                      ----------------------------------------

                                                                                                        2006                                 2005

                                                                                                    -------------                        -------------

Cash flows - operating activities:

 Net (loss)                                                                             $   (1,204,726)               $  (1,800,830)

 Adjustments to reconcile net (loss) to net

   cash used in operations:

    Depreciation                                                                                48,766                           61,637

    Services & settlements paid with common

      stock and warrants                                                                  550,417                        553,806

    Amortization of Prepaid Expense-Related parties                    6,667                          60,000

    Interest expense B issuance of common stock                              --                         312,866

    Interest expense B issuance of warrants                                    3,370                                --

    Interest expense B amortization of debt discount                   39,216                       207,116

    Non-Cash Financing  Fees                                                        123,104                               --

    Decrease (increase) in:

        Accounts receivable                                                               132,518                     (242,955)

        Prepaid expenses                                                                      (53,567)                   (297,879)

        Other assets                                                                             206,408                       (31,109)

        Deposits                                                                                     99,303                               --

        Deferred Financing Fees                                                          10,333                        (20,667)

    Increase (decrease) in:

        Deferred revenue                                                                     (97,908)                      647,809

        Accounts payable                                                                    25,452                        (19,242)

Accounts Payable B related parties                                             153,714                       (46,323)

                                                                                                           ----------                     -----------

 Total adjustments                                                                        1,138,689                    1,185,059

                                                                                                           ----------                     -----------

Total cash provided by (used in) operating

 activities                                                                                            43,067                      (615,771)

                                                                                                           ----------                     -----------

Cash flows - investing activities:

 Purchase of fixed assets                                                                  (9,110)                       (18,829)

                                                                                                           ----------                     -----------

 Total cash (used in) investing activities                                       (9,110)                       (18,829)

                                                                                                            ----------                     -----------

 Cash flows - financing activities:

    Proceeds from issuance of notes payable                                 101,000                       569,000

    Payments on long-term debt and lease obligations                (201,679)                    (398,398)

    Proceeds from issuance of common stock                                        --                          297,000

Total cash (used in) provided by financing activities                (100,679)                      467,602

                                                                                                           ----------                      -----------

Net (decrease) in cash                                                                      (66,722)                    (166,998)

Cash - beginning of period                                                             272,470                       439,468

                                                                                                        ----------                      -----------

Cash B end of period                                                                $     205,748                $     272,470

                                                                                                ===========           ============

The accompanying notes are an integral part of these consolidated financial statements.

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:For the twelve months ended July 31, 2006 and 2005, the Company paid $0 for taxes and $79,532 for interest and $0 for taxes and $257,282 for interest, respectively. The Company issued stock and warrants in payment for professional services and settlement costs. For the twelve months ended July 31, 2006 and 2005, the Company issued 14,603,381 shares of Common Stock and 5,157,700 shares of Common Stock, respectively, for services and settlement costs.  The Company also issued 275,050 shares as payment for a convertible debenture totaling $25,000 during the fiscal year ended July 31, 2006; there were no such issuances during the fiscal year ended July 31, 2005.During the twelve months ended July 31, 2006, the Company settled a claim against a vendor for a total of $179,200.  This settlement consisted of forgiven indebtedness of $129,200 and $50,000 of payments in kind which were used and recorded to expense. The Company also issued shares of Convertible Preferred Stock and warrants to Wayne Root for the forgiveness of $208,000 in salary and commissions. Additionally, the company entered into a three year capital lease for office equipment with payments of $317 per month; the principle portion of this lease, which totaled approximately $11,000, is non-cash in nature and excluded from the cash flow schedule.

The accompanying notes are an integral part of these consolidated financial statements.

                                                     Winning Edge International, INC.  AND SUBSIDARIES

                                             CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT

                                                                For the Years Ended July 31, 2005 AND 2006

                                          Series A

                                      Convertible

                                   Preferred Stock   Common Stock

                                       ---------------     ---------------

                                                                                                                               Pre-Paid        Accumu-          Total

                                    No. of                      No. of                          Paid-In          Expense           lated      Stockholders

                                   Shares  Amount     Shares     Amount        Capital      Related Party   Deficit        Deficit

                                    ------     --------    --------------  -----------  --------------  -------------   ----------------   ---------------

 Balance -

 July 31, 2004                --    $        --      83,290,496 $  8,332    $24,730,867  ($66,667)    ($25,701,078)  ($1,028,546)

                                    ------    ---------     -------------  -----------  ---------------  -------------   ----------------    --------------

Issuance of Stock to

  retire Debentures         --              --      11,348,207     1,134        1,040,732            --                       --         1,401,866

Issuance of Stock

   for services                 --              --        5,157,700        515           378,092            --                       --            378,607

Issuance of Stock

  for Cash                       --              --        3,991,666        399           296,601            --                      B-            297,000

Interest Expense

  from Issuance

  of debenture                --              --                   --             --            292,864            --                       --            292,864

Amortization of

  Pre-paid                       --             --                   --             --                     --         60,000                   B-             60,000

Net (loss) for the

  twelve months

  ended July

   31, 2005                     --              --                   --             --                    --               --          (1,800,830)    (1,800,830)

                                  ------   ----------  ----------------  ----------  ----------------  -------------  ----- ------------  ---------------

Balance B July

   31, 2005                    --         $   --    103,788,069  $10,380    $26,739,156      ($6,667)   ($27,501,908)   ($759,039)

                                  ------  -----------  ---------------  -----------  ---------------- --------------  ------------------ ---------------

Issuance of Stock to

 retire Debentures       B-              --           250,050           25             29,981             --                       --            30,006

Issuance of Stock

  for services               --               --       14,358,331     1,435           548,982             --                       --           550,417

Issuance of

 Preferred stock

 for Service               462,222     462                 B-             --            207,538              --                     B-           208,000

Interest Expense

 from  Issuance

 of warrants                  --              --                   --             --                3,370              --                      --               3,370

Amortization

 of Pre-paid                  B-              --                   --             --                    --            6,667                    --               6,667

Issuance of

 Warrants                     --              --                   --             --            109,104               --                      --          109,104

Net (loss) for the

 twelve  months

 ended July

 31, 2006                     --              --                    --             --                    --                 --         (1,204,726)   (1,204,726)

                             ------------  --------- ---------------  ----------  -----------------    ------------ -------------------  --------------

Balance B July

  31, 2006               462,222    $462   118,396,450     $11,84    $27,638,131              --      ($28,706,635)  ($1,056,202)

                           ======== ===== =========  ======  ==========    ======== ==========  =========

The accompanying notes are an integral part of these consolidated financial statements.

              WINNING EDGE INTERNATIONAL, INC. AND SUBSIDIARIES

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

[1] ORGANIZATION AND CHANGES IN CONTROL OF COMPANY

Winning Edge International, Inc. and subsidiaries (the "Company") provides professional handicapping advice on professional football games played by the National Football League ("NFL"), professional basketball games played by the National Basketball Association ("NBA"), and college football and basketball games, major-league baseball, hockey, NASCAR, and golf.  It advertises such services through the production of branded television, radio, and web-based programming related to sports and gaming.  Substantially all activities of the Company are performed through its wholly-owned subsidiary, Global SportsEDGE, Inc. ("Edge").

The Company is engaged in a highly seasonal business, with the majority of sales related to football and basketball handicapping.  Due to this seasonality, quarterly results may vary materially between the football and basketball seasons [concentrated in the first and second fiscal quarters] and the remainder of the year [the third and fourth fiscal quarters].

[2] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION -

The consolidated financial statements include the accounts of the Company and its subsidiary, Global SportsEDGE, as well as several inactive subsidiaries.  All significant inter-company accounts and transactions have been eliminated in consolidation.

REVENUE RECOGNITION -

Our service contracts with clients vary substantially in length from a single sporting event to entire seasons.  We recognize the revenue from service contracts ratably, as the services are rendered in proportion to the total services to be provided under the contracts.  It is important to note that while revenue from service contracts is deferred and recognized as the service is delivered, the bulk of the costs associated with generating that revenue including advertising, commissions, and handicapping fees are expensed in the quarter that the service contract is generated. On July 31, 2006, the Company had received $265,668 in payment for handicapping services not rendered by that date.  This amount is recorded as a current liability.

Revenue from advertising agreements is recognized ratably over the period of the agreements. As of July 31, 2006 deferred revenue from advertising agreements was $719,784. This amount is recorded as a current liability.

OPERATING COSTS AND EXPENSES -

Handicappers' fees and sales representatives' compensation and related expenses are charged to operations as incurred.

USE OF ESTIMATES -

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS -

The Company considers all highly liquid investments, with a maturity of three months or less when purchased, to be cash equivalents. At July 31, 2006, the Company did not have any cash equivalents. Cash is deposited in federally insured bank accounts.

PROPERTY AND EQUIPMENT AND DEPRECIATION -

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range from 3 to 5 years.

Routine maintenance and repair costs are charged to expense as incurred and renewals and improvements that extend the useful life of the assets are capitalized.  Upon sale or retirement, the cost and related accumulated depreciation are eliminated from the respective accounts and any resulting gain or loss is reported as income or expense.

BASIC AND DILUTED LOSS PER COMMON SHARE -

The Company has adopted Statement of Financing Accounting Standards ("SFAS") No. 128, "Earnings Per Share."  Under SFAS 128, loss per common share is computed by dividing net loss available to common stockholders by the weighted-average number of common shares outstanding during the period.  In the Company's present position diluted loss per share is the same as basic loss per share. Securities that could potentially dilute earnings per share in the future include the issuance of common stock in settlement of notes payable and the exercise of stock options and warrants. For the year ended July 31, 2006 and the year ended July 31, 2005 the number of common stock equivalents excluded from the calculation, because they were anti-dilutive, was 30,678,053 and 20,511,393, respectively.

STOCK OPTIONS AND SIMILAR EQUITY INSTRUMENTS -

The Company has adopted Statement of Financial Accounting Standards No. 123 (revised 2004), AShare-Based Payment,@ (AFAS 123(R)@) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors; including employee stock options based on estimated fair values.  FAS 123(R) supersedes the Company=s previous accounting under Accounting Principles Board Opinion No. 25, AAccounting for Stock Issued to Employees@ (AAPB 25@) for periods beginning in fiscal 2006. In March 2005, the SEC issued Staff Accounting Bulletin No. 107 (ASAB 107@) relating to FAS 123(R). The Company has applied the provisions of SAB 107 in its adoption of FAS 123(R).

BENEFICIAL CONVERSION FEATURES -

The Company has sold certain convertible debentures with beneficial conversion features [See Note 9] representing imputed discounts. The value of such features is recorded by the Company as interest expense of $175,199 and $89,848, for the years ended July 31, 2006 and 2005, respectively.

ADVERTISING EXPENSES -

The Company expenses advertising costs as incurred. Advertising expenses consist primarily of costs related to the production and distribution of our television and radio programming.  Total advertising costs for the years ended July 31, 2006 and 2005 amounted to $1,373,865 and $1,450,517, respectively.

INCOME TAXES -

Pursuant to SFAS No. 109, "Accounting for Income Taxes," income tax expense [or benefit] for the year is the sum of deferred tax expense [or benefit] and income taxes currently payable [or refundable]. Deferred tax expense [or benefit] is the change during the year in a company's deferred tax liabilities and assets. Deferred tax liabilities and assets are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

[3] GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate the continuation of the Company as a going concern and realization of assets and settlement of liabilities and commitments in the normal course of business. For the year ended July 31, 2006, the Company has a loss from operations of approximately $785,000, a working capital deficiency of approximately $1,133,000 and an accumulated deficit of approximately $28,707,000.  These conditions raise substantial doubt about the Company's ability to continue as a going concern. Consistent with its original business plan, management plans to secure additional financing through loans and or equity issuances.  The Company plans to continue revenue growth and cost containment with the goal of profitability.  Management believes that it has the ability to raise additional capital through private lenders and/or equity placements and/or debentures to meet cash flow shortfalls and has raised $655,000 in financing from a private investor (Note 15).  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

[4] CONCENTRATIONS OF CREDIT RISKS

The Company places its cash with high credit quality institutions to limit its credit exposure.  At July 31, 2006 the Company had approximately $130,000 in a financial institution that is subject to normal credit risk beyond insured amounts.  The Company routinely assesses the credit worthiness of its customers before a sale takes place and believes its credit risk exposure is limited. The majority of customers pay upfront for services eliminating the majority of credit risk exposure.

(5) PROPERTY AND EQUIPMENT

The following details the composition of property and equipment:

                                                                           Accumulated

At July 31, 2006                         Cost                 Depreciation              Net

                                                 ------------         -------------------        -----------

Television Studio Set              $157,727             $157,727                 $        0

Office Equipment & Other        420,305               387,417                  32,888

                                                  ------------          -------------------        -----------

TOTALS                                   $578,032              $545,144                $32,888

                                                  =======          ============       ======

Depreciation expense, excluding assets under capital lease obligations, for the years ended July 31, 2006 and July 31, 2005 amounted to $44,326 and $55,654, respectively.

(6) DEPOSITS AND OTHER ASSETS

Deposits and other assets comprised the following:

                                                                        July 31 2006

Deposits with credit card processors             $285,779

Deposit in custodial accounts                             27,340

Real estate deposit                                                18,105

Deposits with telephone service                           1,500

                                                                                 --------

Total                                                                    $332,724

Less current portion                                          (185,846)

                                                                                ---------

Total deposits & other assets                            146,878

                                                                               ======

(7) LONG-TERM DEBT

Long-term debt is as follows:

                                                                                         July 31, 2006

                                                                                           -------------

Convertible note (13%)                                                       $345,452

Convertible note (18%)                                                         115,000

Capital lease B current                                                              3,486

Capital lease B long term                                                          4,082

                                                                                                  -------

      Total                                                                                  468,020

Less amounts reflected as current liabilities                    (305,913)

Less current portion of debt discount                                (30,964)

                                                                                                  -------

                                                                                                  131,353

Less B unamortized debt discount                                      (18,062)

                                                                                                  -------

TOTAL LONG-TERM DEBT                                              $113,292

                                                                                                =======

Following is a summary of property held under capital leases:

                                                               Accumulated

                                     Cost                   Depreciation         Net

                                    --------               ---------------        ---------

At July 31, 2006

Office Fixtures and

 Equipment               $347,572                $340,164          $7,408

Depreciation of assets under capital leases charged to expense for the years ended July 31, 2006 and July 31, 2005 was $4,440 and $5,983 respectively.

Minimum future lease payments under capital leases are included as a component of long-term debt .  Payments for each of the next three fiscal years and in the aggregate are:

2007                                                                            $3,695

2008                                                                              4,082

Thereafter                                                                          0

                                                                                     --------

Total Minimum Lease Payments                            $7,777

Less:  Amount Representing Interest                       (209)

                                                                                      --------

                                                                                     $7,568

Present Value of Net Minimum Lease Payments   $7,568

Less:  Current Portion                                                (3,486)

                                                                                       --------

LONG-TERM PORTION                                            $4,082

                                                                                   ========

Long-term debt at July 31, 2006 matures as follows:

          2007                             336,877

          2008                             131,354

                                                 --------

        TOTAL                        $468,231

                                          ========

Debt

The 13% Convertible Note (in the original principal balance amount of $600,000) is partially secured by a security interest in certain deposits with the credit card processors of the Company (Note 6).  As these deposits are released by the credit card processors they are sent to a custodial account controlled by this lender; the Company only has access to such funds with the permission of the lender.

The scheduled short term monthly principal payment due to the lender is $18,181 for 10 months. The scheduled long term portion of $127,272 is due to the lender in the following 10 months. At the discretion of the Company, this note can be repaid by cash or by the issuance of common stock.

The company has $115,000 original principal balance unsecured note to a private investor due 9/30/06. The company negotiated an extension of the note to 11/30/06.

[8] RELATED PARTY NOTES AND ACCOUNTS PAYABLE

Related party notes and accounts payable are as follows:

                                                                                                                          July 31, 2006

                                                                                                                            -------------

Unsecured standby credit facility

 (16%), at July 31, 2006                                                                                       $144,622

                                                                                                                                 --------

Total notes                                                                                                           $144,622

                                                                                                                                 --------

Accrued interest on unsecured standby credit facility                                    29,193

                                                                                                                                 --------

TOTAL NOTES AND ACCOUNTS PAYABLE - RELATED PARTIES      $173,815

                                                                                                                           ========

The $144,622 principal and $29,193 in interest are due on demand to Newmarket Investments, Plc, an entity which is associated with a former director of the Company.

[9] STOCKHOLDERS' DEFICIT

During the years ended July 31, 2005 and 2006 the following securities activity occurred:

COMMON STOCK AND WARRANTS B

During the year ended July 31, 2005, we issued 20,497,573 shares of common stock.  Included in this amount are 11,348,207 shares which were issued to redeem debt.  We issued 3,000,000 shares of common stock pursuant to employment agreements and 2,157,700 shares as payment for services rendered.  We also issued 3,991,666 shares in exchange for cash received in an equity funding transactions. We also issued warrants to purchase 2,666,667 shares of common stock in connection with the sale of a convertible term loan in the amount of $600,000.  The value of these warrants was estimated using the Black-Scholes-Merton valuation model, and the valuation was computed as being $117,665.  This amount was recorded as a discount on the debt and as a component of the interest expense on the issuance of the debenture.

During the year ended July 31, 2006, we issued 14,603,381 shares of common stock. Included in this debt are 2,333,331 shares issued in connection with employment agreements with key officers, 250,050 to redeem debt, 12,000,000 shares for payment of services rendered. We also issued 10,000,000 shares of warrants in connection with a services rendered contract.  The value of these warrants was estimated using the Black-Scholes-Merton valuation model, and the valuation was computed as being $109,104.  This amount was expensed off as a component of non-cash financing fees.

OPTIONS B At July 31, 2006 the company had no options outstanding, at July 31, 2005 the company had 1,810,000 options outstanding as part of a 3,000,000 share authorized employee stock option plan.

PREFERRED STOCK - The Company is authorized to issue up to 5,000,000 shares of blank-check preferred stock under its certificate of incorporation, and at July 31, 2006 we designated and issued 462,222 series AA@ preferred shares to redeem debt.  These preferred shares can be converted on demand for 4,622,222 shares of common stock within a three year period.  They also have preferential voting rights of 250 votes per each series A preferred stock as compared to one vote per share for common stock; there are no other preferences related to these shares.

CONVERTIBLE DEBENTURES - During the fiscal year ended July, 31 2006 the Company converted convertible debentures of $25,500 for 275,050 shares.  At July 31, 2006 the Company had a total of 9,969,900 shares underlying its outstanding convertible debentures.

OPTIONS AND WARRANTS AT JULY 31, 2006

     STOCK OPTIONS                                         Weighted-Average

                                                                                    Shares                  Exercise Price

                                                                                    ---------                  ----------------

Outstanding at July 31, 2004                                  3,484,987                       $1.41

Granted                                                                               0                               0

Exercised                                                                             0                               0

Canceled                                                                  1,674,987                            0

                                                                                    ---------                          -----

Outstanding at July 31, 2005                                 1,810,000                        $ .40

Granted                                                                               0                               0

Exercised                                                                             0                               0

Canceled                                                                  1,810,000                            0

                                                                                    ---------                          -----

OUTSTANDING AT JULY 31, 2006                               0                           $ .00

                                                                              =========                    =====

EXERCISABLE AT JULY 31, 2006                                  0                           $ .00

                                                                              =========                    =====

The following table summarizes information about stock options at July 31, 2006:

           Weighted-Average Outstanding and Exercisable Stock Options

    Remaining      Weighted-Average

Exercise Prices            Shares       Contractual Life     Exercise Price

---------------               ---------          ----------------        --------------

$0.01 - $.50                     0                    none                     $0.00

The Black-Scholes-Merton option valuation model was developed for use in estimating the fair value of options. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility.

     WARRANTS                                      Weighted-Average

                                                                            Shares                 Exercise Price

                                                                            ----------                ----------------

Outstanding at July 31, 2004                         9,362,747                   $ .53

Granted                                                             2,137,778                      .10

Exercised                                                              (0)                      .00

Canceled                                                         (2,930,858)                     .71

                                                                            ----------                       -----

Outstanding at July 31, 2005                          8,569,667                     .28

Granted                                                           10,000,000                      .02

Exercised                                                             (0)                      .00

Canceled                                                         (2,483,734)                     .36

OUTSTANDING AT JULY 31,2006            16,085,933                 $  .08

                                                                           ----------                      -----

EXERCISABLE AT JULY 31,2006              16,085,933                  $  .08

                                                                           ----------                      -----

The following table summarizes information about warrants at July 31, 2005:

             Weighted-Average Outstanding and Exercisable Warrants

                                Remaining   Weighted-Average   Weighted-Average

Exercise Prices        Warrants       Contractual Life         Exercise Price

---------------               ---------        ----------------              ----------------

$0.02 - $ .53          16,085,933           3 years                         $0.08

The Black-Scholes-Merton option valuation model was developed for use in estimating the fair value of warrants. In addition, warrant valuation models require the input of highly subjective assumptions including the expected stock price volatility.

At July 31, 2006 the Company had a total of 9,969,900 shares underlying its convertible debentures and these shares are included in the fully diluted shares outstanding of  149,027,898.

PRO FORMA DISCLOSURE OF THE COMPENSATION COST FOR STOCK OPTION PLANS

The Company adopted FAS 123(R) using the modified prospective transition method, which requires the application of the accounting standard as of August 1, 2005, the first day of the Company=s fiscal year 2006. The Company=s Consolidated Financial Statements as of and for the fiscal year ended July 31, 2006 reflects the impact of FAS 123(R). In accordance with the modified prospective transition method, the Company=s Consolidated Financial Statements for prior periods have not been restated to reflect, and do not include, the impact of FAS 123(R).

No employee stock options were granted in the fiscal years ended July 31, 2006 or 2005 and no previously issued options vested during these periods.

[10] PROVISION FOR INCOME TAXES

At July 31, 2006, the Company had generated tax operating losses (assuming all operating loss carry-forwards will be available) that total approximately $15,800,000. Such loss carry-forwards will expire at various dates through 2026.  At July 31, 2006, based on the amount of operating loss carry-forwards, the Company would have had a deferred tax asset of approximately $6,700,000.  Because of the uncertainty that the Company will generate income in the future sufficient to fully or partially utilize these carry-forwards, a valuation allowance of $6,700,000 has been established.  This allowance includes an increase of $700,000 related to operations during the year ended July 31, 2006. Accordingly, no net deferred tax asset is reflected in these financial statements.

The Company has issued equity securities at various times since inception.  A change in ownership, as defined by Section 382 of the Internal Revenue Code, caused by such issuances of equity would limit the availability of these losses to offset future taxable income, if any.  Management believes that there has been no such change of ownership and that all generated tax operating losses remain available to offset future taxable income, if any.

As part of a previous acquisition, the Company acquired net operating losses of approximately $10,640,000.  Pursuant to Section 382 of the Internal Revenue Code, utilization of these losses will be limited to approximately $240,000 subject to a maximum annual utilization of approximately $15,000 per year through 2021. At July 31, 2006, the Company would have a deferred tax asset of approximately $82,000 from these acquired losses.

Because of the uncertainty that the Company would generate income in the future sufficient to fully or partially utilize these carry-forwards, a valuation allowance of approximately $82,000 has been established.  This allowance includes a decrease of approximately $5,000 related to the expiration of acquired operating losses. Accordingly, no net deferred tax asset is reflected in these financial statements.

[11] NEW AUTHORITATIVE ACCOUNTING PRONOUNCEMENTS

The Company does not anticipate the adoption of recently issued accounting pronouncements to have a significant effect on the Company's results of operations, financial position or cash flows.

[12] COMMITMENTS AND CONTINGENCIES

CAPITAL LEASES -

Minimum future lease payments under capital leases are included as a component of long-term debt (see Note 7).

OPERATING LEASES B At July 31, 2006, the Company has one operating lease for office space that expires in January 2007.  The lease grants an option for renewal for an additional three (3) years, which the company has exercised.  The lease has a monthly payment obligation of $13,494 increasing annually, based on the CPI.

Approximate minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of July 31, 2006 are as follows:

     Year ending                                   Operating

      July 31,                                       Leases

     --------------                                ------------

       2007                                           163,858

       2008                                           168,716

     Thereafter                                           -0-

                                                      -------------

Total                                                $332,574

                                                     ========

Rent expense for the years ended July 31, 2006 and July 31, 200 was $151,961 and $143,254, respectively, and was charged to operations.

Company Registration No. 4680451 (England and Wales)

[13] LEGAL MATTERS

   The Company owns a patent (U.S. Patent # 6,260,019 B Web-based Prediction Marketplace) that is a method and apparatus for facilitating electronic commerce between suppliers of predictions and consumers of predictions which it believes is being infringed by many of its competitors.  The Company has entered into a licensing and patent enforcement agreement with General Patent Corporation International (GPCI) to license and defend the Company=s patent. In August of 2006 the company, through GPCI, filed a lawsuit against certain companies and individuals to enforce violations of the patent infringement and to seek damages on the unauthorized use of the company=s proprietary technology.

     In the normal course of business, the Company is exposed to a number of asserted and unasserted potential claims.

[14] FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure About Fair Value of Financial Instruments," requires disclosing fair value, to the extent practicable, for financial instruments which are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

In assessing the fair value of these financial instruments, the Company used a variety of methods and assumptions, which were based on estimates of market conditions and risks existing at that time. For certain instruments, including cash and cash equivalents, related party and trade and notes payable, it was assumed that the carrying amount approximated fair value for the majority of these instruments because of their short maturities.

The fair value of long-term debt is based upon current rates at which the Company could borrow funds with similar remaining maturities. It was assumed that the carrying amount approximated fair value for these instruments.

[15] SUBSEQUENT EVENT

 In September of 2006 the Company entered into a $655,000 short term loan with a private investor. The note has an 18% interest rate and a maturity date of June 30, 2007.  As collateral, the Company made a general pledge agreement, giving a security interest in the assets of the Company including a specific credit card reserve account. Additionally, the Company pledged 502,000,000 shares of Common Stock in the event of default.  CEO Wayne Root also pledged his 462,222 Preferred Shares in the event of default.

Company Registration No. 4680451 (England and Wales)

Winning Edge International, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEET (Unaudited)
April 30, 2007

ASSETS

Current assets:
Accounts receivable	$ 74,846
Prepaid expense	24,100
Deferred financing fees	5,167
Deposits	385,061
Total current assets	489,174

Property and equipment (net)	31,138
Equipment held under capital leases (net)	4,227
Deposits and other assets	19,605
Total assets	$544,144

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Cash overdraft	$ 82,642
Current portion of long-term convertible debt, less unamortized discount of $ 19,621	194,642
Debt, less unamortized discount of $2,003	712,997
Accounts payable – related parties	160,640
Notes payable – related parties	46,452
Deferred revenue	367,740
Accounts payable	315,229
Total current liabilities	1,880,342

Long term convertible debt	1,382
Total liabilities	1,881,724
Stockholders' deficit:
Preferred stock - $0.0001 par value; 5,000,000 shares authorized; 462,222 shares issued and outstanding	46
Common stock - $0.0001 par value; 750,000,000 shares authorized; 124,896,450 issued and outstanding	12,490
Additional paid in capital	27,796,623
Accumulated deficit	(29,146,739)
Total stockholders’ deficit	(1,337,580)
Total liabilities and stockholders’ deficit	$ 544,144

The accompanying notes are an integral part of the unaudited financial statements.

Company Registration No. 4680451 (England and Wales)

                                                         WINNING EDGE INTERNATIONAL, INC. AND SUBSIDIARIES

                                                                  CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                     (Unaudited)

	Three Months ended April 30,		Nine months ended April 30,
	2007	2006	2007	2006

Net revenue - services	$ 1,002,804	$ 785,726	$ 5,024,210	$ 4,703,565
Revenues - advertising	90,972	75,833	715,617	666,833
Total revenue	1,093,776	861,559	5,739,827	5,370,398

Handicapping fees	15,553	20,779	175,218	113,825
Handicapping fees – related party	42,965	50,849	311,192	314,100
Advertising expense	70,546	132,160	1,472,783	1,361,889
Commissions	395,757	288,442	1,861,621	1,670,241
Salaries and wages	286,649	278,981	909,400	945,773
Professional fees	43,357	20,940	212,276	97,842
General and administrative	332,261	212,885	1,111,693	951,671
Depreciation expense	8,888	12,108	33,126	36,712
Total operating expense	1,195,976	1,017,144	6,087,309	5,492,053
Operating income (loss)	(102,200)	(155,585)	(347,482)	(121,655)

Settlement income	--	--	--	179,200
Gain on sale of investments	74,243	--	74,243	--
Interest (expense), including amortization of debt discount	(48,100)	(21,753)	(139,607)	(70,813)
Other non-cash cost of financing	--	--	(10,000)	(6,667)
Interest (expense) – related parties	(5,627)	(5,627)	(17,260)	(17,260)
Net income (loss)	$ (81,684)	$ (182,965)	$ (440,106)	$ (37,195)

Basic and diluted income (loss) per share of common stock	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)
Basic weighted shares of common stock outstanding	124,896,450	105,231,168	123,791,671	104,517,627

The accompanying notes are an integral part of the unaudited financial statements.

Company Registration No. 4680451 (England and Wales)

Winning Edge International, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

   Nine  Months ended

             April  30,

2007

     2006

Cash flows - operating activities:

Net income (loss)

       $  (440,106)

$ (37,195)

Adjustments to reconcile net (loss) to net cash (used in)

 operations:

Depreciation

33,126

    36,712

           Settlement received

     --

 (179,200)

           Settlement proceeds consumed

     --

     50,000

           Services and  settlements paid with options

25,920

         --

           Services and settlements paid with common stock and warrants

30,000

    58,333

           Gain on sale of investment

             (74,243)

         --

          Amortization of prepaid expense-related parties

    --

      6,667

          Interest expense – amortization of debt discount

30,209

    31,960

Decrease (increase) in:

               Accounts receivable

73,084

  220,255

               Prepaid expenses

68,500

    39,032

    Other assets

             127,273

  151,863

               Deposits

            (199,214)

    11,349

               Deferred financing fees

   7,750

      7,750

Increase (decrease) in:

              Deferred revenue

            (617,712)

               (592,834)

              Accounts payable

   5,282

    58,534

              Accounts payable – related parties

 33,277

    46,426

Total adjustments

            (456,748)

   (53,153)

Total cash (used in) operating activities

            (896,854)

   (90,348)

Cash flows - investing activities:

Proceeds from Sale of Investment

74,243

         --

Purchase of property and equipment

             (28,195)

  (17,722)

Total cash used in investing activities

             (46,048)

  (17,722)

Cash flows - financing activities:

    Proceeds from issuance of notes payable

            715,000

         --

    Proceeds from the exercise of  warrants

            100,000

         --

Payments on long-term debt and lease obligations

          (252,584)

 (138,193)

Total cash (used in) provided by financing activities

            562,416

 (138,193)

Net (decrease) in cash

          (288,390)

 (246,263)

Cash - beginning of the periods

           205,748

   272,470

Cash – end of the periods

          $(82,642)

   $26,207

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

For the nine months ended April 30, 2007 and 2006, the Company paid $0 for taxes and $72,546 for interest and $0 for taxes and $48,278 for interest, respectively. The Company issued stock and warrants in payment for professional services and settlement costs.  During the nine months ended April 30, 2007, the Company issued warrants in connection with a debt issuance which were recorded as a discount of $2,806, there was no such issuance in the nine months ended April 30, 2006.  The Company issued stock and warrants as payment for professional services and settlement costs, these amount totaled $55,920 and $58,334 for the nine months ended April 30, 2007 and 2006, respectively.  In the nine months ended April 30, 2006 the company issued common stock and warrants in relation to a private placement offering which were valued at $103,370 in total, this amount has been capitalized pending the completion of the private placement.  The Company issued stock for the redemption of debt and the related accrued interest in the amount of $100,000 and $30,060 in the nine month periods ended April 31, 2007 and 2006, respectively.  During the nine month

Company Registration No. 4680451 (England and Wales)

period ended April 30, 2006, the Company settled a claim against a vendor for a total of $179,200.  This settlement consisted of forgiven indebtedness of $129,200 and $50,000 of payments in kind which were used and recorded to expense.

The accompanying notes are an integral part of the unaudited financial statement.

Company Registration No. 4680451 (England and Wales)

Winning Edge International, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 - Organization and Operations

     Winning Edge International, Inc. (the "Company") is headquartered in Las Vegas, Nevada.  The Company develops, produces and markets sports handicapping analysis and information.  It also develops and produces television, radio, and Internet programming for entertainment and for marketing its handicapping analysis and information products.

     The Company is engaged in a highly seasonal business, with the majority of sales related to football and basketball handicapping information with a smaller amount related to baseball handicapping.  Due to this seasonality, quarterly results may vary materially between the football, basketball, and baseball seasons, with sales higher in the first and the second quarter of the Company's fiscal year, and lower sales during the remainder of the year.  The Company also spends the majority of its advertising and promotional budgets during the first and second quarter with only minimal advertising and promotional expenditures during the remainder of the year.

     In addition to revenues from the sales of handicapping analysis, information, and advice, the Company also generates revenues from the sale of advertising on its television, radio, and Internet properties as well as from the lease of its databases of customers and potential customers.

NOTE 2 - Basis of Presentation

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all information and footnotes required by generally accepted accounting principles for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary in order to make the interim financial statements not misleading have been included.  Results for the interim periods are not necessarily indicative of the results that may be expected for the fiscal year.  For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's annual report on Form 10 KSB for the year ended July 31, 2006. The results of the three and nine month periods ended April 30, 2007 are not necessarily indicative of the results to be expected for the full year ending July 31, 2007.

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its subsidiary, Global Sports EDGE, as well as several inactive subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation.

Earnings (Loss) Per Share - "Basic" earnings (loss) per share equals net income divided by weighted average common shares outstanding during the period.  "Diluted" earnings per common share equals net income (loss) divided by the sum of weighted average common shares outstanding during the period plus common stock equivalents, if dilutive.  For the nine months ended April 30, 2007 and 2006, the number of common stock equivalents excluded from the calculation was 27,318,053 and 27,178,053, respectively, as they would be anti-dilutive.

Company Registration No. 4680451 (England and Wales)

Winning Edge International, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 2 - Basis of Presentation (continued)

Revenue Recognition -

     Handicapping Service Agreements - Service contracts vary in length from a single sporting event to entire seasons. Revenues from handicapping service agreements are recognized ratably as services are rendered, in proportion to the total services to be provided under the term of the agreements.  At April 30, 2007 the Company had received approximately $263,573 for handicapping services not rendered by that date; this amount is classified as a component of deferred revenues on the accompanying balance sheet and will be recorded as revenue in the quarter the services are provided.

     Settlement Income - During the nine months ended April 30, 2006 the Company reached a settlement with a vendor related to previously provided services. Under the terms of this settlement agreement, amounts payable by the Company totaling $129,200 were forgiven and the Company received future services valued at $50,000. The Company recorded settlement income of $179,200 related to this matter.  The vendor was not affiliated with the Company or any of its officers and directors.

Gain on Sale of Investment – During the three and nine months ending April 30, 2007 a $74,243 gain on the sale of common stock was realized.  The stock sold by the Company was obtained from an insurer as a component of their demutualization, and was immediately sold.

     Advertising Agreements - Revenue from advertising agreements is recognized over the terms of the agreements based on individual broadcasting of the advertising in proportion to the total broadcasts during the terms of the agreements.  At April 30, 2007 the Company had received approximately $104,166 in payments for advertising services not rendered by that date; this amount is classified as a component of deferred revenues on the accompanying balance sheet

     Operating Expenses - Handicapping fees and sales representatives' compensation and related expenses are charged to operations as incurred because the Company believes these costs have no future economic benefit.

     Convertible Debt - For the nine month period ended April 30, 2007 the Company issued no new convertible debt.  The Company has a convertible debenture, originally in the amount of $600,000. The outstanding balance as of April 30, 2007, is approximately $190,000. The principal of the debt is to be repaid at the rate of $18,200 per month plus monthly interest. The note matures in October of 2007. At the discretion of the Company this note may be repaid in cash or through the issuance of common stock. The company previously registered 9,969,900 common shares for potential conversion. At April 30, 2007 no shares have been issued to pay this debt, or fulfill conversion requests.

     Debt - At April 30, 2007 the Company owed $715,000 in short-term term debt, of which $655,000 is due in June of 2007 and $60,000 of which is due July of 2007.  The Company also owes approximately $5,100 under capital lease arrangements. Additionally, the Company has deposits with credit card processors and in a custodial account that are currently being pledged as security for this debt.

Company Registration No. 4680451 (England and Wales)

Winning Edge International, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 2 - Basis of Presentation (continued)

Deferred Offering Costs - The Company has capitalized the value of shares issues and warrants issuable in association with an anticipated private placement of equity.  As these amounts represent share issuances and the valuation of a warrant, there was no cash effect for these items. Upon successful completion of the offering, these expenses will be recorded as a reduction of the net proceeds thereof.  If this offering is not consummated due to the inability to place the shares or otherwise, the value of the shares and warrants will be recorded as an expense at the time such a determination is made.

     Preferred Stock - The Company has 462,222 shares of preferred stock issued and outstanding at April 30, 2007.

     Common Stock - During the nine month period ended April 30, 2007 the Company issued no shares of common stock.

     Options- During the nine month period ended April 30, 2007 the company issued 1,500,000 shares of options with a call value of $0.02 per share to the directors of the Company

     Warrants - The Company issued 300,000 warrants with a strike price of $0.02 and a seven year maturity during the nine month period ended April 30, 2007.  The warrants were issued as part of a $60,000 loan from a private investor.

NOTE 3 - Going Concern

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern and realization of assets and settlement of liabilities and commitments in the normal course of business.

     The Company has a working capital deficit of approximately $1,391,168 and an accumulated deficit of approximately $29,146,739 at April 30, 2007.  Historical operating losses, as well as uncertainty related to sources of financing, create substantial doubt about the Company's ability to continue as a going concern.  Management of the Company has actively been investigating opportunities to either merge the Company into an entity with greater resources or find a party to acquire its operating assets.  The Company is negotiating terms with a potential purchaser though the terms of any sale, the timing of the transaction, and the consummation of the acquisition are all subject to substantial doubt.

If the Company is unable to complete a transaction with a purchaser or merger candidate Management intends to raise capital through private offerings of our common stock to accredited investors.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Company Registration No. 4680451 (England and Wales)

Winning Edge International, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 4 - Commitments

       Legal Matters - In the normal course of business, the Company is exposed to a number of asserted and unasserted potential claims.

        The Company owns a patent (U.S. Patent # 6,260,019 – Web-based Prediction Marketplace) that is a method and apparatus for facilitating electronic commerce between suppliers of predictions and consumers of predictions which it believes is being infringed by many of its competitors.  The Company has entered into a licensing and patent enforcement agreement with General Patent Corporation International “GPCI” to license and defend the Company’s patent. In August of 2006 the company, through GPCI, filed a lawsuit against certain companies and individuals to enforce violations of the patent infringement and to seek damages on the unauthorized use of the company’s proprietary technology.

NOTE 5 - Tax Expense

     The Company has not accrued income tax expense for the three and nine month periods ended April 30, 2007 or 2006 at its statutory rates due to the utilization of net operating loss carry-forwards.

Company Registration No. 4680451 (England and Wales)

APPEDNIX A

BETBROKER INFORAMION

Betbrokers is the holding company for Betbroker, a company based in the UK, whose activities are focused on providing both retail and wholesale clients in the sports betting sector with brokerage, settlement, risk management and clearing house services as well as sports betting data and analysis tools. Betbroker operates a telephone intermediary brokerage service, which allows retail and wholesale clients to confidentially take or lay bets of any size and of any type. Through its network, Betbroker seeks the best available price in the market for its clients and endeavours to match each bet with a counterparty. The Directors believe that the accommodation of large and complex bets, the ability for clients to deal through one account and with one intermediary, and the ability to transact confidentially are unique characteristics of Betbroker. The Group only operates in jurisdictions where sports betting is legal and therefore does not operate in jurisdictions such as the United States or China.

Betbroker was established in 2003 to provide a solution in response to perceived limitations in the traditional sports betting market for both retail and wholesale clients. Retail clients or bettors are disadvantaged and inconvenienced by having to compare prices from different bookmakers and betting exchanges in order to locate the best price. In addition, bettors are inconvenienced by the requirement to open separate accounts with each bookmaker and by limitations on the size of bet they can place. Wholesale clients, which include bookmakers, betting exchanges and corporate clients, require a risk management service which allows them to confidentially ‘square their book’ by placing certain bets to lay off their risk or hedge against bets they have already taken.

For retail clients, Betbroker provides a single point of contact with the aim of accessing the best available prices for any sporting event, eliminating the requirement for the retail client to manage a range of accounts with different bookmakers and betting exchanges. Betbroker’s network of bookmakers and exchanges enables it to accommodate larger and more complex types of bets. Betbroker offers additional services to its retail clients whereby it supplies feedback about movements in the market and other betting opportunities.

For wholesale clients, Betbroker allows the client to balance its books and hedge against bets that they have taken. In addition, they are able to receive up-to-date information on the market. Betbroker also offers a facility to enable clients to ‘unbundle’ multiple bets in various events through the use of derivatives, thereby allowing clients to place bespoke bets and manage risk more efficiently. Betbroker also provides instant settlement and a clearing facility across bookmakers and exchanges. Betbroker generates its revenues by charging a standard 3 per cent. commission on the value of stakes handled by Betbroker. Betbroker currently has over 400 retail accounts and over 70 wholesale accounts. The average size of bet in the first 10 months of trading increased from approximately £160 in October 2005 to approximately £1,100 in July 2006.

2. The Market

UK Gambling Market

It is estimated that the total gross spending on gambling in the UK, defined as the amount staked by bettors, rose from approximately £27.3 billion in 2000-01 to approximately £53.4 billion in 2003-04 according to the National Audit Office which identifies six different categories of gambling expenditure as detailed in the table below:

2000-01

2001-02

2002-03

 2003-04

(£m)

  (£m)

  (£m)

  (£m)

General betting

7,097

10,120

18,761

32,264

National Lottery

5,043

  4,833

  4,549

  4,587

Pools betting

  174

     144

     121

     111

Casinos

3,316

  3,582

  3,797

  4,073

Bingo clubs

1,118

  1,164

  1,222

  1,381

Amusement machines

              10,517

10,743

10,839

11,000

Total

            27,265

             30,586

             39,289

             53,416

The general betting category includes bets placed with off-course bookmakers and the Tote, bets placed with spread betting traders and bets placed on betting exchanges. The majority of events bet on in this category are sports related.

Company Registration No. 4680451 (England and Wales)

Development of the Sports Betting Sector

The Directors believe that the rapid growth of the sports betting sector can be traced back to the adoption of financial spread betting products by the sports betting industry in the early 1990s. At this time traders of financial products realised that spread betting technology could be used to buy and sell bets on sporting events. This also coincided with the launch of the UK National Lottery, which the Directors believe helped change the general public’s attitude towards gambling.

The growth of the sports betting sector has also been driven by the advent of the betting exchanges such as Betfair.com which was launched in 2000. The betting exchanges allow bettors to choose their own odds and to bet against each other before or during an event, via the internet. The replacement of Betting Duty in October 2001 by a 15 per cent. gross profits tax payable by the bookmaker also helped to make sports betting more appealing to the general public. The Directors believe further drivers of the sector have been the increase in live televised sporting events, increased internet usage, which has made sports betting much more accessible to the general public via online bookmakers and betting exchanges and an increasing sophistication amongst bettors.

The Directors believe that the sports betting sector increasingly operates in a manner similar to the financial trading markets. The recent significant innovations within the gambling sector have been sourced directly from the established principles and methods employed within the financial markets. Bookmakers are now acting in a similar fashion to financial institutions, offering an “over the counter” retail price-making service, in addition to dealing-room market making. In addition, the betting exchanges and the Tote/Parimutuels are offering prices based on pooled liquidity.

Market Inefficiencies

The Directors believe that the UK sports betting market currently suffers from various inefficiencies. One of the main causes of inefficiency is the lack of reliable price quote information. For a bettor wishing to place a bet on a sporting event there will be a range of prices available from over 3,600 bookmakers and betting exchanges. Discovering the best odds is therefore time consuming for the bettor. Odds checking websites attempt to compare prices from different bookmakers, but these are frequently out-of-date and offer no information on the size of bet that may be accommodated and bettors will often have to open a new account with the bookmaker offering the best odds. Bettors also frequently face restrictions on the size of bet they are able to place with a bookmaker or betting exchange especially if attempting to bet online. The sector also suffers as there is a lack of a proper clearing facility available to both retail and wholesale gamblers. A further inefficiency is the lack of a centralised market place where the bookmakers can manage their own exposure by laying off bets. The Directors believe that currently there is no recognised intermediary providing this service.

3. Background and History

Betbroker was established in 2003. The founders identified the various limitations outlined above to the traditional sports betting market for both retail and wholesale clients and sought to trial the use of brokerage services from the financial markets sector in the sports betting sector.

To test the concept, the founder shareholders set up a ‘dummy’ dealing room in April 2003. Having spent two years researching the market and developing relationships with bookmakers, designing the bespoke software required for the operation, and refining the service offering, Betbroker went live in September 2005 and moved to premises in Canary Wharf which include a custom built dealing room.

Since October 2005, Betbroker has executed over 22,000 trades and opened over 400 retail accounts and over 70 wholesale accounts.

4. The Business

Betbroker offers a telephone intermediary brokerage service aimed at both the retail market, comprising betting clients, and the wholesale market, comprising bookmakers, betting exchanges and other third parties with sports related commercial risk. The Group has adapted the business models used by financial market intermediaries to the gambling industry. It assumes the role of an Inter-Dealer Broker by providing its clients with a confidential telephone brokerage service. The Group also provides settlement solutions with its centralised “clearing” facility and in the future it intends to provide trading and analysis tools and sports betting data for all of its clients.

Retail Brokerage

Betbroker deals on a client’s instructions with a number of betting propositions and operators. Retail clients are offered the following solutions and benefits:

Company Registration No. 4680451 (England and Wales)

Aggregation of funds

By maintaining an account with Betbroker, clients are able to fund one account for a wide range of sports betting activities with a variety of gambling operators, avoiding the need to fund multiple betting accounts and the delays associated with transferring funds between these accounts by way of the banking system. This also reduces the security risks involved in having multiple betting accounts.

Accommodation of bets

Betbroker uses its direct relationships with bookmakers to maximise the successful accommodation of bets. Additionally, Betbroker spreads transactions across a variety of counterparties to ensure accommodation. Betbroker also uses the pooled liquidity resources of the betting exchanges and the Tote to fulfil client orders.

Access to best price

Betbroker has the ability to place bets on behalf of its clients with a range of counterparties, such decisions being determined by which bookmaker or betting exchange offers the best value for the client’s specific requirements.

Confidentiality

Betbroker does not disclose the identity of its clients to the other parties to the transaction.

Analysis and information

Betbroker has access to a wide range of bookmaker and betting exchange prices, news and trading information by virtue of its trading relationships with its counterparties.

Probity and creditworthiness of counterparties

Betbroker only transacts with counterparties who satisfy its financial risk criteria (including its “know your customer” and anti-money laundering procedures) but does not offer any credit facilities to retail clients.

Discretionary execution

Betbroker is able to undertake discretionary orders such as “stop-loss” and “market if touched” orders. These are orders which are triggered when a client specified price is traded in the market.

Favourable retail commission structure

Betbroker’s telephone brokerage service is a value-added service for betting transactions, for which it levies a standard commission of 3 per cent. on stake. There is an historical precedent for the levying of transaction commissions on high value retail bets.

The 3 per cent. on stake commission compares favourably with betting exchanges which typically charge between 2 and 5 per cent. of winnings and with sports betting agents who may charge as much as 7 per cent. of winnings and will also receive large commissions from bookmakers of up to 30 per cent. if their clients lose.

Wholesale Brokerage

Changes to the UK taxation regime, combined with developments in technology, have increased competition in the gambling sector resulting in a move towards high turnover/lower margin business models, with the consequence of increased risk management issues.

It is industry practice for bookmakers to have unhedged positions. However, in specific instances, they may seek to lay off liabilities with other bookmakers and on the betting exchanges. As with the retail market, this can be time consuming with no guarantee of accommodation and it may also require payments to be made to several different operators. These risk management transactions may be executed at a price that represents poor value against the general marketplace. Also, bookmakers who wish to hedge liabilities with competitors are forced to disclose their identity.

Betbroker facilitates the management of risk liabilities for wholesale customers by acting as an intermediary and offers a transaction execution service in parallel with its retail operations.

Company Registration No. 4680451 (England and Wales)

The purpose of the service is to offer time and value efficiencies to Operators who need to manage specific liabilities on specific events. Betbroker assists wholesale clients by providing them with the opportunity to maintain one single risk management account with which they can:

● access a large number of market participants;

● make significant time efficiencies by managing risk through one point of contact and action;

● maximise total accommodation of anticipated liabilities;

● execute at a market efficient price;

● manage risk discreetly through one point of contact; and

● ensure confidentiality and discretionary acceptance of business.

Betbroker has negotiated trading agreements with major bookmakers and the largest betting exchanges that account for the majority of the liquidity in that sector.

Betbroker’s standard commission is 3 per cent. on stakes for all wholesale transactions.

Settlement Infrastructure

The settlement infrastructure is underpinned by a trust facility operated by Betbroker which covers client and counterparty funds. Retail client funds are held in one segregated retail client bank account, but each retail client has an individual account with Betbroker showing their Betbroker personal account details. If there is sufficient money in a retail client account, that retail client can place orders with Betbroker. However, instead of making a physical financial transfer each time Betbroker places a bet for a retail client, the retail client’s account is debited to the value of the relevant stake, which is held in trust on account by Betbroker for the benefit of the wholesale counterparty.

If the bet is unsuccessful, the retail client’s stake funds are held on deposit in trust with Betbrokers pending next day settlement with the relevant wholesale counterparty (T+1). If the bet is successful, the client account is duly credited, and a debit is made in the relevant wholesale counterparty’s account, again pending T+1 settlement.

This enables Betbroker to place instant bets for its retail clients with a number of different wholesale counterparties, using transaction winnings and deposited funds that the retail client has on account. The process is not delayed by waiting three to seven working days for a counterparty to reimburse retail clients with sums from winning transactions in order that the retail client may transact with an alternative wholesale counterparty. Whilst the retail client has money in Betbroker’s retail client account, that retail client is liquid. To physically withdraw money from their Betbroker’s account, retail clients are subject to normal banking clearance times.

In respect of wholesale counterparties, Betbroker offers a netted off daily profit and loss liability with each wholesale counterparty and amounts are transferred in the appropriate direction the next day.

This settlement system also presents a number of benefits to wholesale counterparties, including significant savings on transaction costs. Instead of multiple card or bank charges for each bet placed, wholesale counterparties are charged for just one settlement transaction. There is a reduction in the administrative burden of handling multiple transactions throughout the day. There is also a decrease in the risk of fraud and credit default.

Technology and Trading Systems

The Group’s major software upgrade, “BrokerBet2”, has been delivered to Betbroker and is currently being trialled at the Group’s premises. It comprises a front office trading platform and middle and back office support structure. It is scheduled to “go live” in November 2006. BrokerBet2 will provide a deal entry and automated order matching system which will negate the current requirement for manually written deal tickets. The trading platform includes a treasury system which will allow brokers to constantly monitor client accounts and it is anticipated that BrokerBet2 will also be able to support the Group’s plans for internet and mobile services which are scheduled to be available in early 2008.

Marketing

Target market

Betbroker has identified the following target groups to market its services to:

● higher denomination bettors (average stake £1,000+);

Company Registration No. 4680451 (England and Wales)

● medium denomination bettors (average stake £100-£1,000);

● lower denomination bettors (average stake <£100);

● institutional bookmakers;

● operators of Licensed Betting Office (LBO) chains;

● independent LBO operators;

● on-course “rails” bookmakers;

● funds, tipping lines and syndicates;

● telephone based bookmakers; and

● sponsors.

Marketing message

Betbroker believes it provides a unique service in the gambling industry as it supplies a service for both bettors and wholesalers. Making this distinction is fundamental to the Group’s marketing strategy. The Group can then outline to its target market the key benefits it can supply being the ability to accommodate bets of all sizes; provide the best available prices; save both retail and wholesale clients’ time; only require one account; and that Betbroker’s systems ensure the highest levels of probity and integrity and that the service is entirely confidential.

Marketing activity

Promotional campaigns are planned and orchestrated by the Betbroker’s marketing team and are executed in concert with external specialist agencies. Activities are focused on the two main areas of brand awareness and customer acquisition.

In order to increase awareness of the “Betbroker” brand the Group sponsors and advertises at sporting events where it is able to secure favourable terms. In addition, the Group has arranged for well-known sports personalities to represent Betbroker at major sporting and social events. The current “ambassadors” of Betbroker are listed below:

● Laura Davies (golf);

● John Virgo (snooker);

● Vinnie Jones (football);

● Lester Piggott (horse racing);

● Nasser Hussein (cricket);

● Paul Ince (football);

● Alan Ball (football); and

● Les Ferdinand (football).

All the ambassadors have share interests in the Group and are contracted to attend a number of events on behalf of the Group.

The Group regularly targets potential customers to personally explain the benefits of using the service provided by Betbroker. As well as specific targeting of individuals, Betbroker also advertises in appropriate media that are aimed at the financial community which represents a large proportion of its clients.

5. Regulation

Whilst the Directors believe that the business is not required to hold a UK Bookmaker’s Permit, Betbroker has acquired one to minimise the chances of its operations being undermined or interrupted in the event that it is confronted with an alternative interpretation of current UK Law.

Fundamental changes are expected to be made to the regulatory regime covering betting in Great Britain by the Gambling Act which is expected to come into force in September 2007. The Directors intend to comply in full with all future regulatory requirements.

All clients sign up to and are bound by Betbroker’s terms and conditions. In consultation with the Independent Betting Arbitration Service (IBAS), Betbroker has drafted a set of rules that will form the basis of its transactions between clients and counterparties. Clients are clearly instructed that Betbroker is a brokerage operation, and as such does not operate as a bookmaker.

Clients are made aware that their transactions will be subject to the terms and conditions of the counterparty or counterparties with whom Betbroker has placed their bets, and that Betbroker will not be responsible for any consequences as a result of any ruling under those terms and conditions. Where possible, Betbroker seeks to standardise counterparty terms and conditions.

Company Registration No. 4680451 (England and Wales)

6. Objectives and Strategy

The Group’s objective is for Betbroker to be the leading broking and clearing house for sports betting in the UK, serving all market participants.

Betbroker has been established for bookmakers, exchanges, traders, professional and regular gamblers in the fixed odds sports betting market. Betbroker provides voice broking services to a similar standard as those experienced by financial traders so as to include execution, ‘one account’ settlement and access to all markets.

The next stage of the development of the business will be to offer spread betting services to widen the appeal of its single clearing house services.

The third stage of development will be to sell data services and trading tools offering live ‘best available price’ and systems similar to those used by financial traders. The Directors believe that the gambling industry lacks a data-sales supplier that corresponds to the various quote vending and market analysis tools that compete within financial markets. Betbroker’s service will offer the following features:

● news, rumours and analysis;

● auto programming of trading strategies;

● aggregation of market liquidity;

● price discovery and market price reporting;

● analysis of trading patterns and price moves; and

● trade modelling.

The Group has completed the first stage of its strategy and considers the next stages are achievable through organic growth, although suitable acquisitions will be considered should the opportunity arise.

7. Competition

The Directors believe that there are no existing competitors that combine all of the core activities of Betbroker.

There are numerous basic odds-comparison websites which offer a snapshot of the betting market. These include OddsChecker, BetBrain, BestBetting and Tip-Ex. Their revenue models incorporate advertising, affiliation and subscription. None of these competitors offer an all-in-one quote vending and deal management system.

8. Intellectual Property

Betbroker is the application of an existing concept within a new market. The term “Betbroker” is descriptive and is unlikely to be capable of protection as a registered trademark alone. However, the Company is currently seeking legal advice about the ability to register the Betbroker name when used in conjunction with a specific logo. Betbroker does have unregistered trade mark rights in its own name and brand as well as owning the copyright subsisting in the key software required to operate its IT systems.

9. Board of Directors and Senior Management

Directors

Wayne Lochner, Chairman & Chief Executive Officer, aged 49

Wayne has expertise in all areas of the brokerage business. He spent 15 years with international company MW Marshall & Co, where he held a number of positions including Group Treasurer. In this role, he was active in the development and negotiation of the group’s £180 million management buyout from British & Commonwealth. As Chief Executive and Managing Director of MAI plc (now United Business Media) for Asia Pacific and Middle East regions Wayne managed approximately 1,000 staff in nine countries and negotiated the buyout of its Hong Kong operation, the purchase of a New Zealand operation, the management buyout of an Australian competitor, a MBO of a Middle East competitor and established joint ventures in Indonesia and India. Wayne founded Affinity Internet Holdings plc (“Affinity”) in 1995 with the aim of establishing a company that specialised in the provision of branded fixed mobile and internet services through major brands. Wayne left Affinity in 2002.

Derek Tullett, Non-Executive Director, aged 71

Derek founded Tullet & Riley Co Limited in 1971 with 21 staff to act as a money market broker. By 1979 the business had operations in New York, the Middle East and Singapore. He was instrumental in the company’s mergers with the Tokyo Forex Co, Liberty Brokerage Investment Inc and Collins Stewart. He is a well known

Company Registration No. 4680451 (England and Wales)

City figure and has served on the Bank of England’s Joint Standing Committee and is a past Chairman of the Foreign Exchange and Broker Association.

Brian Kaye, Non-Executive Director, aged 56

Brian is an experienced international banker having spent over 26 years working for Lloyds Bank and Société Générale. At Lloyds he undertook a series of international roles with their Treasury department in France, Sinagpore and Tokyo. During his time at Société Générale, Brian was appointed Chairman of the group’s futures and options brokerage, and was Global Head of the bank’s commodities division.

Eddie Jordan, Non-Executive Director, aged 58

Following a successful racing career, Eddie founded his own team, Eddie Jordan Racing in 1980 and entered Formula One as Jordan Grand Prix in 1990. The team scored their first victory in 1998 with Damon Hill and went on to score further victories prior to Eddie selling the team in January 2005. In addition to a number of private business interests, Eddie currently writes a column for F1 Racing magazine, and has recently been involved in a television series which offered young offenders the opportunity to train as mechanics.

Senior Management

John Raymond, Managing Director (Trading) of Betbroker, aged 45

John’s money broking experience spans twenty years and the majority of the world’s main financial centres. His career began in the City of London as a trainee in the HSBC dealing room and he later moved to become a fixed deposit broker at Charles Fulton and Co. He then moved to MW Marshall & Co as a desk manager in 1986, from where he transferred into the Derivatives markets and eventually became the Divisional Director. In 1996, he moved on to their New York Office to head up the Derivatives desks and finally returned to London as a Divisional Director in 1999. In a departure from the City, John then joined Affinity with Wayne Lochner as Sales Director.

Andrew Brown, Managing Director (Operations) of Betbroker, aged 54

Andrew’s banking career saw him work for more than 20 years in the financial markets, predominantly in London. At Bankers Trust he became a Vice President in international money market trading before moving to Credit Suisse First Boston as Senior Manager Liability Management and CD (Certificates of Deposit) trading. He was recruited to United Bank of Kuwait in 1990, initially as Head of Treasury, and going on to enjoy eight successful years before leaving in December 1998, with his position having risen to Group Treasurer. In 1999, Andrew entered the manufacturing and retail sector, starting his own company, The Powerstrap Company, within which he developed new products aimed at the leisure market and specifically the boating sector.

Mark Williamson, Financial Director of Betbroker, aged 49

Mark worked for Reuters in their London and Africa departments, he then took up an international role with US oil service company Halliburton. During seven years with Halliburton he set up finance and corporate structures in Cameroon, Congo, Gabon, Angola and Ivory Coast before moving to the Middle East as head of finance in Oman. Returning to the UK in 1987, he joined one of Europe’s largest music and video clubs, Britannia Music. During almost 15 years with Britannia, Mark held the offices of Financial Controller, Customer Services Director and Marketing Director. In 2002 he left to set up Marketing Exclusive Ltd., working in the gaming and entertainment industries. Mark joined Betbroker in November 2005.

Randy Haynes, Trading Director of Betbroker, aged 52

Randy was Head of Sports Products for Ladbrokes during the period from 1990 to 1995. During his time at Ladbrokes he introduced global sports betting promotional initiatives, many of which have gone on to become industry standards. Randy left Ladbrokes in 1995 to form his own sports wagering consultancy and acted for numerous organisations including Camelot plc. He was also consultant to Comitato Olimpico Nazionale Italiano and Snai Servizi Spazio Gioco with regard to the implementation of legalised sports betting in Italy. Randy has extensive connections within the trading rooms of operators within the UK gambling industry.

Ian Goldsmith, Trading Director of Betbroker, aged 49

Ian has worked in the financial services industry as a money and commodities broker for 25 years. He worked for Tullett & Tokyo Liberty plc for 23 of those years, starting at the age of 22 and quickly rising through the management ranks to become a director of a subsidiary company at the age of 26 and a member of the Board of London based Tullett Liberty (Treasury & Derivatives) Ltd., six years later. In 1999 Ian moved into the commodities arena starting Tullett & Tokyo’s Oil Division and establishing a joint venture with Natsource, a North American based energy trading company to broker natural gas and electricity in the

Company Registration No. 4680451 (England and Wales)

UK. In 2000 he established TIREX Global Trading Ltd., a Tullett & Tokyo joint venture company. In 2001 Ian was appointed

Managing Director of Natsource Tullett Europe Ltd and he joined Betbroker in September 2003.

Stephanie Firminger, Company Secretary & Human Resources Manager, aged 49

Stevie’s 27 year career has covered many aspects of the international investment banking industry. She has worked in the Middle East (Abu Dhabi Investment Authority), New York (Globe Investment Trust), London (Mabon Nugent, GFI Group Inc, Tullett & Tokyo) and the Far East (Schroder Securities, Eurobrokers Inc, and Tullett & Tokyo), predominantly in start-up operations. In the late 1980s Stevie specialised in the Asian derivative markets working as an inter-dealer broker until 2001. She joined Betbroker as human resources manager in January 2005.

Carl Whitehead, IT Director of Betbroker, aged 51

Carl has spent 30 years in the IT industry. He has been responsible for designing, building, and managing, innovative and mission-critical IT systems for financial institutions both in London and New York. Carl brings a wealth of valuable experience, in that the systems he has designed and managed have been client-centred, fast, reliable and cost-effective. More recently he has spent time in the internet industry, at Affinity Internet Holdings plc. Carl has a Mathematics degree from Oxford University and an MBA from the Open University. Carl joined Betbroker in November 2003.

Nigel Seeley, PR & Marketing Manager, aged 32

Nigel was a founder member of the Racing Post Sports Betting team when Sports Betting was first launched in the paper in 1990. In 1996 he was approached by Victor Chandler to work as a football trader, making prices for clients mainly based in the Far East. Nigel returned to the UK in 1997 where he was employed by IG Index as a senior sports trader. In 2004 he took the role of Head of Sports PR at Stan James, the sports bookmaker. Nigel is a regular panellist on Bloomberg TV’s Financial Goals programme, which looks at the weekend’s football matches, Sky Sports News betting slots on a Friday afternoon and was the Sports Betting expert on Attheraces

Sports Betting Show “Fill your Boots”. Nigel joined Betbroker in January 2006.

Lynne Adams, Customer Services Manager, aged 51

Lynne has been involved in the television industry for the majority of her working life. She spent 18 years at the BBC in News and Current Affairs and the Political Unit at Westminster in a technical capacity running the studio floor, mainly on live shows. Starting in 1993, and for the next eight years, Lynne worked for the BBC and Sky Sports. In November 2002 she took a staff position at Sky Sports which entailed working across all sports programmes that Sky broadcasts worldwide. Lynne joined Betbroker in November 2005.

Other Personnel

Brokers

Betbroker currently employs 13 brokers, but with the projected business levels and service requirements, the Company anticipates that this will increase. The brokerage teams operate in shifts, with the number of brokers required for each shift dependent upon demand anticipated by events in the gambling calendar. Normal business hours are from 8.00 am to 10.00 pm.

Support Staff

To support the telephone brokers, Betbroker has a fully staffed support service unit. The support service unit employees have experience from both the financial and gaming sectors thus enabling Betbroker to provide support both to its own front line operation and its clients. Staff operate under a shift system providing higher levels of support during peak times.

The client service team is responsible for all client account administration, including payment deposits and withdrawals, and also manages the sports events and results flow into Betbroker’s operating system. There is a strong focus on monitoring and control within the support service unit, with staff fully trained in the areas of fraud and anti-money laundering.

Company Registration No. 4680451 (England and Wales)

Employee summary

As at the date of this document, the Group employed 42 people, all of which are located at its premises in Canary Wharf, London. The employees are approximately split as follows:

Activity Number

Main Board

 4

Senior Management

 9

Trading Brokers

13

Customer Support

 6

Support Staff (PA’s)

 3

IT Support

 2

PR, Marketing and Sales

 5

Total

42

RISK FACTORS

An investment in the Company involves risk. Accordingly, prospective investors should carefully consider the following specific risk factors in addition to the other relevant information set out in this document, when evaluating whether to make an investment in the Company. The investment opportunity offered in this document may not be suitable for all of its recipients. Before making an investment decision, prospective investors are advised to consult an independent financial adviser authorised under the FSMA who specialises in advising on investments of this kind. A prospective investor should carefully consider whether an investment in the Company is suitable in the light of personal circumstances and the financial resources available.

The Directors consider the following risks to be the most significant for potential investors, but these risks are not set out in any particular order or priority. In particular, the Company’s performance may be materially and adversely affected by changes in the market and/or economic conditions and legal, regulatory and tax requirements.

If any of the following risks were to materialise, the Group’s business, financial position, results, prospects and/or future operations could be materially and adversely affected. In such case, the market price of the Ordinary Shares may decline and an investor may lose all or part of his investment. Additional risks and uncertainties not presently known to the Directors, or which the Directors currently deem immaterial, may also have an adverse effect upon the Group.

Legal and Regulatory Uncertainties

There is no international regime to regulate Betting and Gaming. Betting and Gaming currently tends to be regulated at national or state level, with most jurisdictions taking steps to regulate, or in some cases prohibit, betting and gaming. In addition, certain religious authorities in a minority of countries prohibit Betting and Gaming. To date, member states of the European Union have each had their own national regulatory systems relating to Betting and Gaming. This is currently under review and may result in the harmonisation of certain aspects of Betting and Gaming across the European Union. The European Court of Justice has also considered a number of referrals from national courts regarding restrictions on the cross-border supply of Gambling services. One of the consequences of legislative and judicial activity in this area may be the closing down of the European Union to, or the imposition of restrictions on, operations based outside the European Union. Changes in the regulatory environment in any given jurisdiction may materially and adversely affect the Group’s business and financial position even though such changes may be intended to have a liberalising effect in the jurisdiction in which they are enacted.

Individuals from many different jurisdictions are able to engage in Betting and Gaming with the Group despite the fact that those individuals may be prohibited by their domestic jurisdictions from Betting and Gaming. Those domestic jurisdictions may deem the Group’s activities to be unlawful, despite the fact that the Group is not physically resident in that jurisdiction. It is not clear whether the authorities in one domestic jurisdiction would be able to enforce their laws against persons located outside that jurisdiction although, a number of jurisdictions have brought actions on this basis. If the authorities in any particular jurisdiction take action to enforce their laws against the Group or its Directors, the Group may incur considerable costs in defending such action. Furthermore, the governments of certain countries might attempt to regulate the content of the Group’s websites or communications with the Group, impede payments or alternatively require that the Group obtains permits, licenses and/or approvals which the Group does not hold and/or of which the Directors are not aware. Any legislation or regulation proscribing the content of the Group’s websites or transmissions and restricting access thereto or the application of laws and regulations of jurisdictions whose

Company Registration No. 4680451 (England and Wales)

laws are not currently actively applied to the Group’s business, could make it difficult for the Group to successfully operate its business.

General

As the internet is a relatively new phenomenon, the laws of many jurisdictions have not yet been, or are in the process of being, amended to take into account the impact of the internet. In particular, there has been a great deal of legislative activity in the field of electronic commerce generally, such as copyright, consumer protection, competition, privacy and taxation. There is therefore uncertainty as to the application in many jurisdictions of particular laws to the Group’s business. Any new laws (or developments in the interpretation of existing laws) could materially and adversely affect the Group. The cost of compliance in an uncertain regulatory environment is therefore uncertain. Further, the Directors are aware that there may be changes in the future to the laws in some jurisdictions relating to the internet generally, but also specifically in relation to betting or gaming by means of the internet. However, Betbroker does not currently take bets via the internet and internet services are not viewed by the Directors as being critical to the success of the business. The Company’s customers are primarily in the UK, but it also has customers in Belgium, Eire and one customer in Russia. With regard to the acceptance of bets from abroad, the UK government regards that a wager is struck where the operating entity is licensed and located. Although the Secretary of State for the Department of Culture, Media and Sport (“DCMS”) has residual powers to blacklist countries under the Gambling Act (yet to be implemented) she currently has no plans to do so, and neither the DCMS nor the Gambling Commission will seek to prevent operators licensed in the UK from taking wagers from any jurisdiction. There may be restrictions, however, on the Group’s advertising of its services outside the UK and it may face potential liability if it advertises its services in jurisdictions where it is illegal to do so. Other support services supplied from jurisdictions outside the UK may also be impeded even if supplied by an unconnected third party. For example money transfers from customers which may be blocked or frozen. These restrictions could materially and adversely affect the Group’s business and financial position.

Dependence on regulatory licences

As mentioned above, the Group’s activities are licensed in the UK under the auspices of a bookmaker’s permit. There can be no assurance that the Group will be able to renew this permit when necessary, or that such permit will not be revoked. Similarly, there can be no assurance that the Group will be able to obtain any new permits, licences or approvals in those jurisdictions or elsewhere which may be necessary or desirable for the continuation or expansion of the Group’s betting and gaming operations. Following Admission, the new group structure may, depending on the rules in the relevant jurisdiction, have an effect on the permits, licences or approvals needed by the relevant entity.

In the event that any regulatory regime in the UK was to change in a manner adverse to the Group, the Group may have to relocate or undertake a reorganisation of the relevant part of its operations, thereby incurring significant cost. The Group’s business and profitability could be materially and adversely affected by failure to obtain a renewal of any of these licences or by their early termination or by their renewal on less favourable terms.

Gambling Act

The Gambling Act is planned to come into force in September 2007 and if it comes into force, fundamental changes will be made to the regulatory regime covering betting in Great Britain by the Gambling Act.

The Group’s operation will fall under the definition of “betting intermediaries” in the Gambling Act which is defined as a person who “provides a service designed to facilitate the making or acceptance of bets between others”. Betbroker will need a betting intermediary operating licence to carry out this activity, provided that if this is done remotely, certain equipment needs to be located in the UK. For the Group’s purposes, this will be equipment which stores data relating to a Customer’s wager and the result of that wager.

An operating licence must state that it is a remote operating licence if it authorises activity which is carried out via remote communication. Remote communication includes the internet, telephone, television, radio or any other kind of electronic or other technology for facilitating communication. As the Group operates via the telephone (currently) the provisions for remote gambling will also apply and the licence Betbroker obtains will have to be a remote operating licence.

The Group’s licence will be a specific “betting intermediary operating licence” and must state that it is a remote operating licence. All Operators will have to apply for a new licence whether or not their current licence is in effect. The Group will have to apply for a new licence despite the fact that its bookmakers’ permit does not expire until 31 May 2009.

Company Registration No. 4680451 (England and Wales)

European legislation

In Europe, countries such as Italy, Austria, Netherlands, France, Denmark, Sweden and Germany, have made attempts to restrict the activities of gamblers and aim to curtail the supply of gambling products. As markets expand, the Operators’ penetration into these countries is likely to increase. The Italian government, for example, has made Italian internet service providers responsible for blacklisting certain non-Italian licensed gaming and betting sites. The Austrian public prosecutor has also initiated proceedings against an online gambling operator based, but not licensed, in Austria in an attempt to recover taxes on its worldwide gambling income. In Germany, too, recent initiatives by certain of its federal states (Bundesländer) have attempted to dilute the rights of even incumbent betting licensees. The Netherlands’ state lottery provider has taken steps to prevent operators outside its jurisdiction from taking bets from within the Netherlands. In mid-September 2006 the co-chief executives of Austria-based Bwin were arrested in Monaco and questioned about alleged breaches of French laws prohibiting online Gambling and advertising by online Gambling companies. Furthermore, it is impossible to predict what prosecutions or civil claims these and other countries will initiate. Some actions have been taken by regulators to limit the supply and advertising of Gambling products and services by attempting to restrict such supply to domestic, typically state-owned, Operators. This approach can preserve significant tax and Gambling revenues for the relevant governments. The application of laws in these European countries could have material and adverse effect on the operations and prospects of the Group were it to expand its customer base. In addition, the relevant regulatory authorities could take action against the Group’s service providers in such countries, including their respective payment processors or media providers. Even if not successful, any such action could result in considerable legal and other costs, the diversion of management’s attention, and could materially and adversely affect the brand and financial position of the Group. Betbroker does not accept bets from persons domiciled in these jurisdictions.

Regulation or provision of payment processing, deposit taking and financial services

The Group is dependent upon the ability of its customers to transfer real money for wagering purposes.  Therefore, it is dependent upon banks, payment processors and credit card companies. Legislation may be introduced which is intended to prohibit or restrict financial institutions, processors or any entity from transacting business with Operators and this could have a material and adverse effect on the financial position of the Group. Payment processing has become more tightly controlled and it is possible that money transfers will be denied by financial institutions. Under the UK laws regulating financial companies, there are complex rules concerning the acceptance of “deposits” and the terms upon which interest is paid. To the extent that payments by customers to the Group are considered “deposits” under FSMA, then the Group would need to be licensed as a bank. Moreover, those entities which issue “e-money” (defined as monies stored on an electronic device accepted as a means of payment by someone other than the issuer) need to be authorised by the FSA under the Financial Services Markets Act (Regulated Activities) Order 2001. Currently, the FSA has accepted that, provided customer monies are held on trust with no interest paid to the customer, there is no requirement for any additional form of licensing or regulation. However, there is no guarantee that this view will not change.

Competition

The Group’s prominent position in the sports bet broking sector might be eroded should a company with more resources, a longer operating history, a larger customer base, or with more attractive brands or products attempt to enter the market. The Group may be unable to respond quickly or adequately to the strategies of any competitors, or to new product and service offerings, or to the marketing or promotional efforts of such competitors. The Group could face increased competition from long-established sports betting or casino operators.

These competitors may have greater financial, technical, marketing and other resources than the Group. The Group may be required to increase its planned advertising expenditure and other costs, in the face of increased competition. In particular, large scale financial services companies may pose a threat to the Group by offering similar services to those offered by it. The Group’s ability to penetrate new technological or geographical markets may be impeded if the Group’s competitors have already become established in those markets.

If any of these risks were to materialise, this could result in a possible reduction in the Group’s customers (both retail and wholesale), revenue and profitability, which could in turn have a material adverse effect on the Group’s financial performance.

Dependence on brand image, domain names and other intellectual property

Failure to protect the Group’s intellectual property rights may result in another party copying or otherwise obtaining and using its proprietary content and technology without authorisation. Due to the Group’s size and limited cash resources, it may not be able to detect and prevent infringement of its intellectual property rights.

Company Registration No. 4680451 (England and Wales)

The steps which the Group has taken to protect its intellectual property rights may be inadequate to prevent the misappropriation of its proprietary information or other intellectual property rights. Any misappropriation of the Group’s intellectual property could have a material and adverse effect on the Group’s business and financial position. Furthermore, the Group may need to take legal action to enforce its intellectual property rights, to protect trade secrets or to determine the validity or scope of the proprietary rights of others. Litigation relating to the Group’s intellectual property, whether instigated by the Group to protect its rights or arising out of any alleged infringement of third party rights, may result in substantial costs and the diversion of resources and management attention regardless of the merits of such a claim and an unsuccessful outcome for the Group may result in royalties or damages being payable and/or each infringing member of the Group being requested to cease using any infringing intellectual property or embodiment of any such intellectual property.

The Group’s back office bets administration system has been developed by a third party software developer. The Group does not yet have possession of the source code, which is due to be delivered to the Group in October 2006. Although the Group has a contractual right to obtain possession of the source code, it cannot be excluded that the Group does not obtain possession of the source code, such as in the event of insolvency of the software developer. Any failure to obtain possession could have a material and adverse effect on the Group’s ability to carry on its business.

There can be no assurance that others will not independently develop or have not so developed similar or equivalent software to the Group’s propriety software, or otherwise gain access to the Group’s technology. If any of the Group’s intellectual property is held to be infringing another person’s intellectual property rights, there can be no assurance that the Group will be able to develop or obtain (on favourable terms or at all) alternative non-infringing intellectual property.

The Directors believe that the success of the Group depends upon consumer recognition of the Group’s brands, and consumer trust in those brands. This is particularly important given the number of operators who offer competing services. If customers do not perceive the Group’s services to be distinctive and of high quality, or if the Group introduces new services which are not favourably received by customers, the value of the Group’s brands may be materially and/or adversely affected. There is a risk that the Group’s advertising expenditure may not prove to be effective in promoting the Group’s brands. Even if consumer recognition of the Group’s brands is increased, there may not be a corresponding increase in revenues to justify the costs of advertising. External factors may also affect the Group’s brands, for example, the Group may be subject to negative advertising from anti-betting lobbies.

The Group’s key brand “Betbroker” is not registered as a trademark. There are difficulties in obtaining a registration for a mark such as “Betbroker” due to its descriptive nature. The Group will, nevertheless, have rights of an unregistered nature. The lack of a registered trademark in a territory to protect some of the Group’s brands may make it more difficult for the Group to restrain third parties from using the same or a similar name in that territory. There is also a risk that, if the Group attempts to penetrate a new geographical market, the Group may find that its brands are unsuitable for local tastes or infringe other existing trademarks and the Group’s brand maybe diluted accordingly.

The Group’s principal assets include the domain names which the Group owns in respect of its principal websites. It may not be possible or cost effective to prevent third parties from registering domain names which are confusingly similar to the Group’s own domain names, and which may lead to customers being diverted to competing websites. In addition, the Group may not be free to use its own domain names in all the jurisdictions in which the products and services may be accessed because, for example, the Group’s domain names may infringe a third party’s trademark or other intellectual property rights in certain jurisdictions.

Taxation

The current UK gambling legislative framework does not fully contemplate a business model such as Betbroker’s and consequently the existing tax regime is not clear. Under the current legislation, Betbroker could be liable to pay gross profit tax on its revenue. However the Group is currently in negotiations with Her Majesty’s Revenue and Customs (“HMRC”) to ensure that it will not be liable for gross profit tax, as this will also be paid by the bookmaker with whom Betbroker places clients’ bets. The Group believes it is not the intention of the legislation that there should be a double charge to gross profit tax on the same transaction.

Following consultation with HMRC, it has been confirmed that Betbroker will not be liable to charge VAT onits supply of services.

Company Registration No. 4680451 (England and Wales)

Dependence on relations with third parties

The Group’s business and technology systems and platforms depend on services provided by third parties, such as telecommunications companies, internet service providers, merchant services providers and software developers. If there is any interruption to the products or services provided by those third parties or those products or services are not as scaleable as anticipated or at all, or there are problems in upgrading such products or services, the Group’s business may be materially and adversely affected, and the Group may be unable to find adequate replacement services on a timely basis or at all. In addition, the failure of any of these firms to adhere to their contractual obligations or otherwise adhere to their contractual obligations or otherwise perform their service in an efficient and timely manner could materially and adversely impact on the Group’s operations.

Dependence on payment processing systems

The Group is dependent upon its relationship with banks and credit card companies, which process payments between the Group and its customers. Any interference with those relationships, or the enactment of any legislation prohibiting the use of credit cards and certain banks’ instruments (as referred to above), as well as the tightening of money-laundering regulations may materially and adversely affect the Group’s business. In addition, foreign governments may seek to impede the offshore betting and gaming industry by introducing legislation designed to prevent customers or financial institutions based in their jurisdiction from transferring money to offshore betting and gaming operations. Any such developments would materially and adversely affect the Group’s business.

Dependence on chief executive and key personnel

The Group’s future success depends upon the expertise and continued service of the chief executive and other key personnel. These individuals could terminate their employment in accordance with their service contracts which have appropriate notice periods. The loss of key personnel and in particular the chief executive may have a material and adverse effect on the Group’s business. Furthermore, the ability to attract and retain individuals in areas such as trading, risk management, finance, general management, marketing and technical support and development is critical to the Group’s ongoing business. The failure to attract and retain such individuals may materially and adversely affect the Group’s operations. The Group’s ability to compete effectively depends on its ability to attract new employees and to retain and motivate its existing workforce.

Dependence on the internet and telecommunications

In order for the Group to be able to promote its services via the internet, the infrastructure of the internet must continue to be reliable. There can be no assurance that the infrastructure of the internet will be able to support, or continue to support the demands currently placed on it or the demands to be placed on it by the expected growth in internet usage. Any failure of the internet infrastructure to support these demands may have a material and adverse impact on the Group’s business. Equally, the growth in use of the internet by consumers for e-commerce purposes may not continue or use may decline. The Group is also heavily reliant on telecommunications and the continued availability, robustness and stability of its own and the public telecommunications systems.

System failures and breaches of security

Any material damage to or interruptions in the operations of the Group’s IT and telecommunications systems, may impair the Group’s ability to provide its services and result in significant disruption to the Group and its customers. This disruption could arise as a result of events which are beyond the Group’s control, such as network failure or natural disasters (e.g. earthquakes or volcanoes). Any material damage to its IT and telecommunications systems may materially and adversely affect the Group’s operations. Whilst the Group undertakes normal disaster recovery and back up responsibilities, if it fails to carry out such responsibilities or the disaster recovery fails, there is a risk of interruption in relation to the Group’s business.

In addition, the Group’s systems could be materially and adversely affected by activities such as systems intrusions, viruses or employee negligence or default. Any damage or interruptions to the Group’s IT and telecommunications systems may harm the Group’s reputation and deter current or potential customers from using the Group’s services. Any breach of security could have a material and adverse effect on the Group’s business, operations or financial condition.

No guarantee on the Group’s products or markets

New technologies may lead to new betting products and services. Staying abreast of technological changes may require substantial investment. The Group’s existing products and services may become obsolete, or may be superseded by new methods of delivery, new technologies or changes in consumer behaviour. The Group’s business model requires it to develop new services and products and to exploit new markets. This may require the Group to tailor its services and products to accommodate the idiosyncrasies of those

Company Registration No. 4680451 (England and Wales)

markets. There can be no assurance that the Group will successfully develop new services and products or exploit new markets. International expansion may also expose the Group to the general risks involved in cross-border transactions, such as limitations on the transfer of funds by nationals, local taxation, currency fluctuations and other barriers to trade. Consumer demand for betting services may be materially and adversely affected by changes in the economic climate, since betting is a leisure activity. The failure of the Group to adopt or embrace any of these issues may materially and adversely affect the Group’s financial position.

Weather

The Group’s revenue is linked to certain key sports, such as football and racing, which are subject to cancellation in bad weather. In these circumstances, the Group’s business may be materially and adversely affected.

Potential requirement for further investment

The Group may require additional capital in the future for expansion, activities and/or business development, whether from equity or debt sources. There can be no guarantee that the necessary funds will be available on a timely basis, on favourable terms, or at all, or that such funds, if raised, would be sufficient. If additional funds are raised by issuing equity securities, dilution of the then existing shareholdings may result. The level and timing of future expenditure will depend on a number of factors, many of which are outside of the Group’s control. If the Group is not able to obtain additional capital on acceptable terms, or at all, it may be forced to curtail or abandon such expansion, activities and/or business development.

Limited operating history

The Group is an early stage company and has a limited operating history which makes it difficult to evaluate the Group and to forecast its long term prospects. The Group’s business must be considered in light of the risks, expenses and difficulties frequently encountered by a business in the early stages of its development, particularly where it is operating in new and rapidly evolving commercial environments. The Group’s operating results may fluctuate for many reasons, some of which may be beyond the Group’s control and its historical results are by no means indicative of its future results. The inability of the Group to manage the potential growth of its operations would have a material and adverse effect on the Group’s prospects. The Group may be required to improve its procedures and controls, increase capacity, and expand, train and manage a growing employee base. Furthermore, its management may be required to maintain and expand its relationships with its customers, suppliers and other third parties, and failing this, the Group’s business and operating results could be materially and adversely affected.

Retention of key business relationships

The Group relies significantly on relationships with other entities (including customers and suppliers) and also on its relationships with regulatory organisations. The Group also relies upon third parties to provide essential services on a contractual basis.

There can be no assurance that the Group’s existing relationships will continue or that new ones will be successfully formed and the Group could be materially and adversely affected by changes to such relationships or difficulties in forming new ones. Any circumstance which causes the early termination or non-renewal of one of these key business relationships, could materially and adversely impact upon the Group, its business, operating results and prospects.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

DIRECTORS’ REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2006

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Contents

Page

Company Information

 1

Directors’ Report

2-5

Corporate Governance Statement

6-7

Auditors’ Report

8-9

Profit and Loss Account

10

Balance Sheet

11

Statement of Changes in Equity

12

Cash Flow Statement

13

Notes to the Financial Statements

        14-27

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Company Information

Directors

W Lochner

D Tullett CBE

L B Kaye

E P Jordan

Secretary

S Firminger

Company number

4680451

Registered Office

197 High Road

Ilford

Essex

IG1 1LX

Principle Business

56 Marsh Wall

Address

Canary Wharf

London

E14 9TP

Registered Auditors:

Mazars LLP

37 Frederick Place

Brighton

BN1 4EA

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Directors’ Report

For the Year Ended 31 December 2006

The directors present their report and financial statements for the year ended 31 December 2006.

Principal activities

The principal activity of the company continued to be that of brokerage for bettors.

Change of name

On 25 October 2006 the company changed its name from Global Betbrokers Limited to Betbroker Limited.

Review of the business

On 5 October 2006 the company became a 100% owned subsidiary of Betbrokers plc, a company now listed on the London Stock Exchange Alternative Investment Market (AIM). The purchase was made via a 4:1 share exchange.

The company has continued to expand during the year with average staff numbers up from 9 for the year ended 31 December 2005 to 32 for the year ended 31 December 2006 as shown in note 5 to the financial statements.

Turnover has continued to grow with turnover before discounts for the year being £1,064,093 (Year ended 31 December 2005 - £37,573). There has been a continued growth in turnover since the year end.

As at 31 December 2006 the number of traded clients had risen to 1,098 in December 2006 from 36 in December 2005. A traded client is an account in which an actual trade is recorded during the year.

During the year, the company issued further shares in order to raise finance for the continued development of the company’s trading concept. Share capital was increased to £486,049  by way of the issue of a further 14,082,639             ordinary shares of £0.01 each, bringing the total issued ordinary shares to 48,604,900 as shown in note 12 to the financial statements.

An agreement was signed during the year for computer software that will improve the efficiency of both the trading and accounts functions. The software was fully operational in January 2007.

The loss for the year before tax was £2,309,118 (2005 - £744,095).  This includes costs of £610,725 (2005: £49,644) with respect to the issue of share options.

The directors are satisfied with the results for the year.

Future developments

The directors anticipate that the company will continue to see significant revenue growth for the year ended 31 December 2007

Going concern

Company Registration No. 4680451 (England and Wales)

The Directors have a reasonable expectation that the company has adequate resources to continue operations for the foreseeable future. For this reason, they continue to adopt the going concern basis in preparing the financial statements.

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Directors’ Report (continued)

For the Year Ended 31 December 2006

Payment of suppliers

It is the policy of the company to agree appropriate terms and conditions for its transactions with suppliers by means ranging from standard written terms to individually negotiated contracts. Payments are normally made in accordance with these terms and conditions.

Directors interests

The following directors have held office since 1 January 2006 unless otherwise stated:

W Lochner

D Tullett CBE

L B Kaye

E P Jordan

(Appointed 20 July 2006)

The directors' interests in the shares of the company were as stated below:

	Ordinary shares of 1p each
	31 December 2006	31 December 2005
W Lochner	-	2,750,100
D Tullett CBE	-	200,000
L B Kaye	-	423,038

During the previous year an option was granted to W Lochner for 1,000,000 ordinary 1p shares at 15p. This option has not been exercised.

During the current year further options were granted. B Kaye was granted 250,000 ordinary 1p shares at 25p and D Tullett was granted options of 250,000 ordinary 1p shares at 25p.

W Lochner was also granted options of 1,000,000 ordinary 1p shares at 25p during the year which were subsequently cancelled and replaced with options of 1,500,000 ordinary 1p shares at 60p. None of these options have been exercised.

KW Corporation Limited, a company in which W Lochner holds an interest, exercised options of 3,000,000 ordinary shares at 1p during the year.

At the year end the directors held the following shares in the parent company Betbrokers plc:

Company Registration No. 4680451 (England and Wales)

    Ordinary 0.25p shares

	31 December 2006	Percentage held
W Lochner	20,476,590	9.70%
D Tullett CBE	2,183,333	1.03%
L B Kaye	3,075,485	1.46%
E Jordan	2,133,333	1.01%

The figures for E Jordan include those for which he is settlor and beneficiary of the trust which owns Princella Investments.

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Directors’ Report (continued)

For the Year Ended 31 December 2006

Treasury management & financial instruments

The company’s treasury function provides a centralised service for the provision of finance and the management and control of liquidity and interest rates. The function manages the company’s treasury exposure to reduce risk in accordance with policies approved by the Board. It is not the policy of the company to trade in or enter into speculative transactions.

Authorities, procedures and reporting responsibilities are documented and regularly reviewed.

Operations are financed by the money raised through the issue of share capital. In addition, various financial instruments, such as trade receivables and trade payables, arise directly from the company’s operations.

Accounting standards

The company keeps up to date in respect of the work of the Accounting Standards Board in conjunction with advice from its auditors and gives careful consideration to early application of the ASB’s Financial Reporting Standards. In this respect, the company decided to adopt International Financial Reporting Standards for the year ended 31 December 2005. This was the earliest possible adoption for the company and placed it a year ahead of most AIM listed companies for which the adoption will become a statutory requirement for years commencing on or after 1 January 2007.

Risk management

Liquidity risk

The company manages its cash and borrowing requirements centrally to maximise interest income and minimise interest expense, whilst ensuring that the company has sufficient liquid resources to meet the operating needs of its business.

Interest rate risk

Company Registration No. 4680451 (England and Wales)

The company is exposed to fair value interest rate risk on its fixed rate borrowings and cash flow interest rate risk on floating rate deposits, bank overdrafts and loans.

Foreign currency risk

The company has no foreign currency exposure.

Broking risk

All clients who wish to trade on credit terms are subject to credit verification procedures. Receivable balances are monitored on an ongoing basis. The company has set up a credit committee to monitor this and to reduce the company’s exposure to bad debts.

Corporate governance

The Board’s statement on Corporate Governance appears on pages 6 and 7.

Auditors

Mazars LLP were appointed auditors on 9 February 2006.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Directors’ Report (continued)

For the Year Ended 31 December 2006

Directors’ responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that year. Under that law the directors have elected to prepare the company financial statements in accordance with International Financial Reporting Standards (IFRS) as adopted by the European Union (EU). In preparing those financial statements, the directors are required to:

-   select suitable accounting policies and then apply them consistently;

-   make judgements and estimates that are reasonable and prudent;

-

state whether applicable accounting standards have been followed in accordance with IFRS as adopted by the EU, subject to any material departures disclosed and explained in the financial statements; and

-   prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Each director has taken all steps that they ought to have taken in order to make themselves aware of any information relevant to the audit, establish that auditors are aware of that information and that there is no information relevant to the audit of which the company’s auditors are unaware.

On behalf of the board

S Firminger

Company Secretary

197 High Road

Ilford

Essex

IG1 1LX

29 March 2007

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Corporate Governance Statement

For the Year Ended 31 December 2006

Compliance

The company recognises the importance of the principles of good corporate governance and the Board is pleased to report its commitment to moving towards adopting industry best practice.  Betbroker Limited is not required to follow the provisions of the 2003 FRC Combined Code (the “Code”) as set out in the Financial Services Authority Listing Rules. Nonetheless, the company is in the process of voluntarily moving towards complying with the principles referred to in Section 1 of the Code.

The Board is accountable to the company’s shareholders for good governance and the statement set out below describes how the principles identified in the Code are applied by the company.

The Board constitution and procedures

The company is controlled through the Board of Directors which currently comprises one executive and three non-executive directors. All non-executive directors (other than the chairman pursuant to the Code) are considered by the  board to be independent of management and free of any relationship which could materially interfere with the exercise of their independent judgement. As the chairman is primarily responsible for the running of the Board, he ensures that all directors receive sufficient relevant information on financial, business and corporate issues prior to meetings. The chairman’s responsibilities also focus on coordinating the company’s business and implementing company strategy.

A formal schedule of matters is reserved for consideration by the Board, which meets approximately twelve times each year. The Board is responsible for overall company strategy, investment policy, approval of major capital expenditure projects and consideration of significant financing matters. In addition, the directors have access to the advice and services of the company secretary and all directors are able to take independent professional advice in the furtherance of their duties if necessary. The directors receive training and advice on their responsibilities as necessary. All directors, in accordance with the Code, submit themselves for re-election at least once every three years.

Board committees

The Board delegates clearly defined powers to its Audit Committee, and Remuneration and Nomination Committee as detailed below. The minutes of each Committee are circulated to and reviewed by the Board.

Audit committee

The committee meets four times a year with extra meetings as deemed necessary. It meets at least once a year with the company’s external auditors. The Audit Committee consists wholly of Non-Executive Directors. The company’s auditors are invited to attend its meetings. The Audit Committee is authorised by the Board to investigate any activity within its terms of reference and obtain outside legal or other independent professional advice as necessary. The auditors and individual Board members are afforded the opportunity for separate meetings with the Audit Committee.

The Committee’s role is to review the adequacy of the company’s internal control systems, accounting

Company Registration No. 4680451 (England and Wales)

policies and compliance with applicable accounting standards, financial reporting procedures, the reporting of results, the effectiveness and cost of the audit and consideration as to the appointment of external auditors.

Terms of Reference for the Committee are available in writing on request.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Corporate Governance Statement (continued)

For the Year Ended 31 December 2006

Remuneration and nomination committee

To comply with industry best practice, the company has set up a Remuneration and Nomination Committee. The Nomination Committee reviews the performance, composition, balance and expertise of the Board. Any recommendations for appointments or replacements are brought before the Board.

The Remuneration Committee considers the terms of employment and overall remuneration packages, including share options, of the Executive Directors and key members of senior management. The remuneration of Non-Executive directors continues to be determined by the Board.

Terms of Reference for the Committee are available in writing on request.

Company Registration No. 4680451 (England and Wales)

INDEPENDENT AUDITORS’ REPORT TO THE MEMBERS OF

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

We have audited the financial statements of Betbroker Limited (formerly known as Global Betbrokers Limited) for the year ended 31 December 2006 which comprise the Income Statement, the Balance Sheet, the Statement of Changes in Equity, the Cash Flow Statement and the related notes. These financial statements have been prepared under the historical cost convention and the accounting policies set out therein.

This report is made solely to the company's members, as a body. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of the directors and auditors

As described in the Statement of Directors' Responsibilities, the company's directors are responsible for the preparation of financial statements in accordance with applicable law and International Financial Reporting Standards (IFRS) as adopted for use in the European Union.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatement within it. Our responsibilities do not extend to any other information.

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements.  It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Company Registration No. 4680451 (England and Wales)

INDEPENDENT AUDITORS’ REPORT TO THE MEMBERS OF

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED) (continued)

Opinion

In our opinion:

•

the financial statements give a true and fair view, in accordance with IFRS as adopted for use in the European Union as applied in accordance with the provisions of the Companies Act 1985 of the state  of the company’s affairs as at 31 December 2006 and of its loss for the year then ended;

•

the financial statements have been properly prepared in accordance with the Companies Act 1985 and Article 4 of the IAS Regulations; and

•

the information given in the directors’ report is consistent with the financial statements.

Mazars LLP

Chartered Accountants and Registered Auditors

37 Frederick Place

Brighton  BN1 4EA

29 March 2007

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Income statement

For the Year Ended 31 December 2006

	Notes Notes	2006	As restated 2005
		£	£
Revenue	3	820,872	37,573

Cost of sales		(118,413)	(5,244)
		─────	─────
Gross profit		702,459	32,329

Administrative expenses		(3,050,935)	(781,951)
		──────	──────
Operating loss	4	(2,348,476)	(749,622)

Investment income	6	39,358	5,556
Finance costs	7	-	(29)
		────────	──────
Loss before tax		(2,309,118)	(744,095)

Tax	8	-	-
		────────	──────
Loss for the year	16	£(2,309,118)	£(744,095)
		════════	══════

The income statement has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the income statement.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Balance Sheet at 31 December 2006

	Notes	2006 £	As restated 2005 £
ASSETS
Non-current assets
Property, plant and equipment	9	533,761	135,291
		─────	─────
		533,761	135,291

Current Assets

Trade and other receivables	10	1,494,247	505,274
Cash and cash equivalents	11	2,194,048	1,303,882
		───────	──────
		3,688,295	1,809,156
		───────	───────
Total assets		£4,222,056	£1,944,447
		═══════	═══════

EQUITY AND LIABILITIES

Equity capital and reserves attributable to equity holders

Share capital	12	486,049	345,223
Share premium	14	5,693,803	2,383,427
Equity reserve	15	-	49,644
Retained earnings	16	(3,541,993)	(1,893,244)
		───────	───────
		2,637,859	885,050

Current liabilities
Trade and other payables	17	1,544,993	1,019,944
Financial liabilities	18	39,204	39,453
		─────	──────
		1,584,197	1,059,397
		──────	──────
Total equity and liabilities		£4,222,056	£1,944,447
		══════	══════

The financial statements were approved by the Board of Directors and authorised for issue on 29 March 2007

Company Registration No. 4680451 (England and Wales)

They were signed on its behalf by:

W Lochner

-

Director

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Statement of changes in equity

For the Year Ended 31 December 2006

		Share	Share	Equity	Retained	Total
	Notes	capital	Premium	reserve	earnings	equity
		£	£	£	£	£
Balance at 31 December 2004		245,565	1,107,271	-	(1,149,149)	203,687
		───────	────────	───	────────	───────
Changes in equity for the year ended 31 December 2005
Net loss for the year	16	-	-	-	(882,146)	(882,146)
		───────	────────	───	────────	───────
Total recognised income and expense for the year		-	-	-	(882,146)	(882,146)
		───────	────────	───	────────	───────
Issue of share capital		99,658	1,414,207	-	-	1,513,865
Equity share options issued	13	-	-	49,644	-	49,644
		───────	────────	──────	────────	────────
Position at 31 December 2005 as previously reported		345,223	2,521,478	49,644	(2,031,295)	885,050
Costs of issuing shares	24	-	(138,051)	-	138,051	-
		───────	────────	──────	────────	────────
Adjusted position as at 31 December 2005		£345,223	£2,383,427	£49,644	£(1,893,244)	£885,050
		───────	────────	──────	────────	────────

Balance at 31 December 2005 brought forward		345,223	2,383,427	49,644	(1,893,244)	885,050
		───────	────────	────────	────────	───────
Changes in equity for the year ended 31 December 2006
Net loss for the year	16	-	-	-	(2,309,118)	(2,309,118)
		───────	────────	────────	────────	───────
Total recognised income and expense for the year		-	-	-	(2,309,118)	(2,309,118)
		───────	────────	───────	────────	───────
Issue of share capital	12 & 14	140,826	3,633,028	-	-	3,773,854
Costs of issuing shares		-	(322,652)	-	-	(322,652)
Equity share options issued	13	-	-	610,725	-	610,725
Transferred to profit and loss reserve		-	-	(660,369)	660,369	-

		───────	────────	──────	────────	────────

Company Registration No. 4680451 (England and Wales)

At 31 December 2006 carried forward	£486,049	£5,693,803	-	£(3,541,993)	£2,637,859
	══════	═══════	═════	═══════	═══════

Of the total equity, £6,179,852 (31 December 2005: £2,728,650) is not available for distribution.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Cash Flow Statement

For the Year Ended 31 December 2006

	Notes	2006	2005
		£	£
Net cash from operating activities	19	(1,360,724)	(548,071)

Investing activities
Interest received		39,359	5,556
Purchases of property, plant and equipment		(467,060)	(141,676)
		───────	───────
Net cash used in investing activities		(427,701)	(136,120)
		───────	───────

Financing activities
Issue of ordinary share capital		2,364,840	1,351,815
Cash received for commitments brought forward and issued as shares in the year		314,000	-
Cash received in advance for shares		-	361,500
		───────	────────
Net cash inflow from financing activities		2,678,840	1,713,315
		───────	────────
Net increase in cash and cash equivalents		£890,415	£1,029,124
		═══════	════════

Cash and cash equivalents at beginning of year		1,264,429	235,305
		───────	────────
Cash and cash equivalents at end of year		£2,154,844	£1,264,429
		══════	═══════

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

1 GENERAL INFORMATION

Betbroker Limited is a company incorporated in the United Kingdom under the Companies Act 1985. The address of the registered office is given on page 1. The company’s principle activities are set out in the Directors’ report on page 2.

These financial statements are set out in sterling because that is the currency of the primary economic environment in which the company operates.

2

SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of accounting

These financial statements comply with International Financial Standards and IFRIC interpretations and with those parts of the Companies Act 1985 applicable to companies reporting under IFRS. The financial statements have been prepared under the historical cost convention.

(b)

Revenue recognition

Commission revenue represents amounts receivable from commission earned on bets backed and placed on behalf of its retail and wholesale clients. Commission is calculated on the basis of stake value or winnings less discounts where relevant.  Commission revenues are exempt from VAT.

Commission on the basis of stake is recognised at the date a bet has been accepted by a counterparty and confirmed with the client. Commission on the basis of winnings is recognised at the date of the outcome of the bet.

Interest receivable is accrued on a time basis by reference to the principle outstanding and the effective interest rate applicable.

(c)

Taxation

The tax expense represents the sum of the tax currently payable and deferred tax.

The tax currently payable is based on taxable profit for the year. Taxable profit differs from net profit as reported in the income statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The group’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

2

SIGNIFICANT ACCOUNTING POLICIES (continued)

(c)

Taxation (continued)

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for using the balance sheet liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. Such assets and liabilities are not recognised if the temporary differences arises from goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the year when the liability is settled or the asset is realised. Deferred tax is charged or credited in the income statement, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

(d)

Property, plant and equipment

Plant and machinery is stated at cost less accumulated depreciation and any recognised impairment loss.

Depreciation is charged so as to write off the cost or valuation of assets over their estimated useful lives using the straight line method, on the following bases:

Plant and machinery

          33%

Software

          33%

Fixtures, fittings and equipment

          33%

The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the proceeds and the carrying amount of the asset and is recognised in income.

(e)

Trade receivables

Company Registration No. 4680451 (England and Wales)

Trade receivables do not carry interest and are stated at their nominal value as reduced by appropriate allowances for estimated irrecoverable amounts.

(f)

Trade payables

Trade payables are not interest bearing and are stated at their nominal value.

(g)

Equity instruments

Equity instruments issued by the company are recorded at gross proceeds.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

2

SIGNIFICANT ACCOUNTING POLICIES (continued)

(h)

Share-based payments

In accordance with IFRS2 Share-based payment, the company reflects the economic cost of awarding shares and share options to employees by recording an expense in the income statement equal to the fair value of the benefit awarded, fair value being determined by reference to option pricing models. The expense is recognised in the income statement over the vesting period of the award.

(i)

Cash and cash equivalents

Cash and cash equivalents are included in the balance sheet at cost.

(j)

Client and counterparty accounts

The company has a credit committee which agree the granting of credit to clients. The general rule, subject to credit being approved, is that the company will receive money from a client in advance of the bet being placed. The company recognises commission when the bet is placed. Betbroker Limited has accounts with several bookmakers which may be in debit or credit at any point in time. These accounts will be settled periodically. As a bookmaker can also be a client it is treated as such.

Client and counterparties accounts are held outside of the company’s primary financial statements on the basis that the Company is acting as a broker. Where the company has provided credit to its clients these are represented as trade receivables within the primary financial statements.

(k)

Share issue costs

In line with the new parent company’s accounting policy, costs of issuing shares have been offset against the share premium account. This represents a change in accounting policy and a prior year restatement has been made to account for this as detailed in note 24.

3

REVENUE

All of the company’s revenue is attributable to the principle activity of brokerage for bettors and is wholly derived in the UK.

	2006 £	2005 £
Sales	1,064,093	37,573
Discounts	(243,221)	-
	──────	──────

Company Registration No. 4680451 (England and Wales)

£820,872	£37,573
══════	══════

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

4

OPERATING LOSS

	2006 £	2005 £
The operating loss has been arrived at after charging:
Depreciation of property, plant and equipment	68,590	12,899
Operating lease rentals	55,525	55,525
Auditors' remuneration	17,211	11,000
Directors' emoluments	142,474	57,750
	═══════	═══════

Amounts payable to Mazars LLP and their associates in respect of non-statutory audit services were £24,523  (2005 - £nil). Further costs were incurred by the parent company, Betbrokers plc, in relation to the company’s listing on the Alternative Investment Market.

5

STAFF COSTS

	2006 £	2005 £
Wages and salaries	1,438,009	339,152
Social security costs	141,525	35,258
	──────	──────
	£1,579,534	£374,410
	══════	══════

The average number of employees employed by the company during the year was as follows:
	Number	Number
Management	6	4
Trading	15	3
Support	11	2
	──	──
	32	9
	══	══

The above staff numbers exclude non-executive directors.

The wages and salaries total includes £50,000 (2005: £10,000) for consideration received in shares by non-executive directors.

Company Registration No. 4680451 (England and Wales)

6 INVESTMENT INCOME

	2006 £	2005 £
Interest on bank deposits	£39,358	£5,556
	═════	════

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

7

FINANCE COSTS

	2006 £	2005 £
Interest on bank overdrafts and loans	-	£29

8

TAXATION

	2006 £	2005 £
Current tax charge	-	-

Factors affecting the tax charge for the year
Loss before tax	(2,309,118)	(744,095)
	════════	═══════
Loss before tax multiplied by standard rate of UK corporation tax applicable to the company of 19% (2005: 19%)	(438,732)	(141,378)
Disallowed expenses	121,189	27,548
Depreciation in excess of capital allowances	13,032	2,451
Losses carried forward	304,511	111,379
	──────	───────
Current tax charge	-	-
	══════	═══════

At the year end the company had taxable losses of £3,320,000 (2005: £1,716,964) to carry forward. No deferred tax asset has been recognised in respect of these losses. At the year end, the company had a potential deferred tax asset of £16,277 (2005: £3,245), in relation to depreciation in excess of capital allowances, which is also unprovided.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

9

PROPERTY, PLANT AND EQUIPMENT

	Software	Plant and machinery	Fixtures, fittings & equipment	Total
COST	£	£	£	£

At 1 January 2006	-	118,915	34,454	153,369
Additions	377,418	82,396	7,246	467,060
Disposals	-	(1,000)	-	(1,000)
	───────	───────	──────	───────
At 31 December 2006	£377,418	£200,311	£41,700	£619,429
	═══════	═══════	══════	═══════
ACCUMULATED DEPRECIATION

At 1 January 2006	-	15,461	2,617	18,078
Charge for the year	1,384	53,989	13,217	68,590
Eliminated on disposals	-	(1,000)	-	(1,000)
	──────	──────	─────	──────
At 31 December 2006	£1,384	£68,450	£15,834	£85,668
	══════	══════	═════	══════
NET BOOK VALUE

At 31 December 2006	£376,034	£131,861	£25,866	£533,761
	══════	═══════	══════	═══════
At 31 December 2005	-	£103,454	£31,837	£135,291
	══════	═══════	══════	═══════

10

TRADE AND OTHER RECEIVABLES

	2006 £	2005 £
Trade receivables	496,593	-
Prepayments and accrued income	927,207	90,225
Other receivables	70,447	415,049
	────────	───────
	£1,494,247	£505,274
	═══════	══════

Company Registration No. 4680451 (England and Wales)

Included within 'Other receivables' is an amount of £50,000 in respect of unpaid share capital and £nil (2005: £374,000) relating to irrevocable commitments for shares made by investors before the year end. Share capital for consideration totalling £nil (2005: £60,000) was allotted and issued before the year end and share capital for total consideration of £nil (2005: £314,000) was allotted and issued after the year end.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

11 CASH AND CASH EQUIVALENTS

	2006 £	2005 £
Bank balances	75,048	423,882
Short term bank deposits	2,119,000	880,000
	──────	───────
	£2,194,048	£1,303,882
	═════	══════

The effective rate of interest on short term deposits was 3.2075% and these deposits have an average maturity of 1 day.

12

SHARE CAPITAL

	2006 £	2005 £
Authorised
500,000,000 ordinary shares of 1p each	£5,000,000	£5,000,000
	═══════	═══════
Allotted, called up and fully paid
48,604,900 Ordinary shares of 1p each (2005: 34,522,261 Ordinary shares of 1p each)	£486,049	£345,223
	═════	══════

During the year, 14,082,639 ordinary shares of 1p each were allotted at the following prices: 3,000,000 at 1p, 706,933 at 15p, 3,713,206 at 25p, 552,950 at 30p, 359,375 at 32p, 658,000 at 38p, 4,393,006 at 40p and 699,169 at 60p.

Included in the above were shares issued as consideration for services obtained by the company. Fair value was measured at a market price for those services:

66,932 ordinary shares of 1p issued at 15p

563,206 ordinary shares of 1p issued at 25p

52,950 ordinary shares of 1p issued at 30p

814,506 ordinary shares of 1p issued at 40p

15,168 ordinary shares of 1p issued at 60p

Company Registration No. 4680451 (England and Wales)

The shares were issued to help develop the company's trading concept and to fund investment in the infrastructure.

The company has one class of ordinary shares which carry no right to fixed income.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

13

SHARE-BASED PAYMENTS

The company had the following share options during the year:

Date of issue
	Options Round 1	Balance at Round 1	Charge for	Balance at
	Number	1 Jan 2006	the year	31 December 2006

Other 01/07/05	3,000,000	9,910	1,562	11,472
Staff 01/11/05	2,660,000	28,878	123,018	151,896
Directors 01/11/05	1,000,000	10,856	46,248	57,104
Other 05/01/06	20,000	-	2,746	2,746
Other 01/02/06	50,000	-	4,735	4,735
Staff 01/02/06	2,528,000	-	239,413	239,413
Directors 01/02/06	1,500,000	-	142,057	142,057
Staff 30/06/06	320,000	-	48,947	48,947
Other 07/07/06	6,666	-	999	999
Other 08/07/06	7,000	-	1,000	1,000
Directors 11/08/06	(1,000,000)	-	(327,180)	(327,180)
Directors 11/08/06	1,500,000	-	327,180	327,180
	────────	───────	──────	────────
	11,591,666	£49,644	£610,725	£660,369
	════════	═══════	══════	════════

The 1,500,000 share options issued on 11 August 2006 were replacement options for the 1,000,000 options cancelled on the same date.  A further 80,000 options were cancelled due to an employee leaving the company. 3,000,000 ordinary 1p share options issued at 1p were exercised when the share price was 25p. The remaining share options vested when the company was bought by Betbrokers plc with share options being granted in the new parent company. Consequently the equity reserve has been transferred to the profit and loss reserve.

During the year ended 31 December 2006, the company had three share-based payment arrangements which are described below:

Type of arrangement	EMI option plan	Unapproved share option scheme	Other options
Date of grant	1 November 2005	1 November 2005	1 July 2005
Number granted	3,320,000	340,000	3,000,000
Contractual life	10 years	10 years	Now exercised

Date of grant	1 February 2006	1 February 2006	1 February 2006
Number granted	1,658,000	2,370,000	50,000
Contractual life	10 years	10 years	10 years

Company Registration No. 4680451 (England and Wales)

Date of grant	30 June 2006	30 June 2006	5 January 2006
Number granted	161,250	158,750	20,000
Contractual life	10 years	10 years	10 years

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

13

SHARE-BASED PAYMENTS (Continued)

The options issued on 7 and 8 July were ‘other options’. The 1,500,000 options issued on 11 August 2006 replaced the 1,000,000 options issued on 1 February 2006 and these are classified as unapproved options.

Date of issue or cancellation			Share
	Options Round 1	Estimated	Price at	Exercise
	Number	Fair value	date of grant or cancellation	price

Other 01/07/05	3,000,000	0.4p	1p	01p
Staff 01/11/05	2,660,000	6p	15p	15p
Directors 01/11/05	1,000,000	6p	15p	15p
Other 05/01/06	20,000	5p	15p	15p
Other 01/02/06	50,000	10p	25p	25p
Staff 01/02/06	2,528,000	10p	25p	25p
Directors 01/02/06	1,500,000	10p	25p	25p
Staff 30/06/06	320,000	16p	40p	40p
Other 07/07/06	6,666	16p	40p	40p
Other 08/07/06	7,000	16p	40p	40p
Directors 11/08/06	(1,000,000)	24p	60p	25p
Staff 11/08/06	(40,000)	36p	60p 0.60p	25p
Staff 11/08/06	(40,000)	36p	60p	15p
Directors 11/08/06	1,500,000	33p	60p	60p
	────────
	11,511,666
	════════

The estimated fair values were calculated by applying a binomial option pricing model.

Expected volatility was assessed as 37.4%, no dividends were expected, a contractual life of 10 years, and a risk-free interest rate of 4.42%. were also expected. It was assumed that the options issued on 1 November 2005, 5 January 2006, 1 February 2006, 30 June 2006, 7 July 2006, 8 July 2006 and 11 August 2006 would be exercised in September 2006 and the options issued in July 2005 exercised in January 2006.

Company Registration No. 4680451 (England and Wales)

The estimated volatility of 37.4% was based on the average of 5 companies within the company’s sector.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

13

SHARE-BASED PAYMENTS (Continued)

Further details of the three share option plans are as follows:

	Number of Options	Weighted average exercise price
Outstanding at start of year	6,660,000	8.7p
Granted	5,931,666	35p
Exercised	(3,000,000)	(1p)
Cancelled	(1,080,000)	(25p)
Switched to parent company	(8,511,666)	(27p)
Outstanding at end of year	-	-
Exercisable at end of year	-	-

There were also share based payments in relation to services rendered in the year for which equity shares were issued during the year ended 31 December 2005 or the year ended 31 December 2006. The charge to the income statement was £78,444 (2005: £190,552) and £322,652 was offset against the share premium account.

Shares issued as consideration for services obtained by the company during the year were:

66,932 ordinary shares of 1p issued at 15p

563,206 ordinary shares of 1p issued at 25p

52,950 ordinary shares of 1p issued at 30p

814,506 ordinary shares of 1p issued at 40p

315,168 ordinary shares of 1p issued at 60p

The weighted average price was 38p.

14

SHARE PREMIUM

£
Balance at 1 January 2006 as previously reported	2,521,478
Restatement according to IAS 8 (see note 24)	(138,051)
────────
Balance at 1 January 2006 after restatement	2,383,427
Cost of issuing shares	(322,652)
Premium on shares issued during the year	3,633,028
────────
Balance at 31 December 2006	£5,693,803
════════

Company Registration No. 4680451 (England and Wales)

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

15

EQUITY RESERVE

£
Balance at 1 January 2006	49,644
Share options granted in the year	610,725
Transferred to profit and loss account	(660,369)
──────
Balance at 31 December 2006	-
══════

This represented the equity value of share options granted. As these share options have been replaced by options in the parent company. The reserve has been transferred to the profit and loss reserve in accordance with IFRS 2.

16

RETAINED EARNINGS

£
Balance at 1 January 2005	(1,149,149)
Net loss for the year	(882,146)
────────
Balance at 31 December 2005 as previously reported	(2,031,295)
Restatement according to IAS 8 (see note 24)	138,051
────────
Balance at 31 December 2005 after restatement	(1,893,244)
Net loss for the year	(2,309,118)
Transfer from equity reserve	660,369
────────
Balance at 31 December 2006	£(3,541,993)
═══════

The revised loss for the year ended 31 December 2005 was £744,095.

17 TRADE AND OTHER PAYABLES

	2006 £	2005 £
Trade payables	133,488	152,699
Other taxation and social security costs	129,287	-
Other payables	79,864	867,245
Amount owed to parent company	1,202,354	-
	───────	───────
	£1,544,993	£1,019,944
	══════	══════

Company Registration No. 4680451 (England and Wales)

‘Other payables’ includes an amount of £nil (2005: £361,500) that was received in cash and £nil (2005: £138,500) in respect of services performed before the year end for shares that were issued and allotted after the year end. ‘Other payables’ also includes irrevocable commitments of £nil  (2005: £314,000) given by investors before the year end in relation to shares that were issued and allotted after the year end.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

18

FINANCIAL LIABILITIES

	2006 £	2005 £
Bank overdraft	£39,204	£39,453
	═════	═════

The bank overdraft is secured over the company’s assets and is repayable on demand.

19

NOTES TO THE CASH FLOW STATEMENT

(a)

Reconciliation of operating loss to net cash from operating activities

	2006 £	2005 £
Operating loss	(2,348,476)	(749,622)
Share based payment – non cash movement	610,725	49,644
Depreciation of property, plant and equipment	68,590	12,899
Share capital financed by barter transactions of fair value	78,444	47,500
Increase in receivables	(1,110,057)	(390,274)
Increase in payables	1,340,050	481,811
Interest paid	-	(29)
	────────	───────
	£(1,360,724)	£(548,071)
	═══════	══════

(b)      Analysis of net funds

	1 January 2006	Cash flow	31 December 2006
	£	£	£
Net cash:
Cash and cash equivalents	423,882	(348,834)	75,048
Bank overdrafts	(39,453)	249	(39,204)
	───────	───────	───────
	384,429	(348,585)	35,844
	───────	───────	───────

Company Registration No. 4680451 (England and Wales)

Short term bank deposits	880,000	1,239,000	2,119,000
	────────	───────	───────
Net funds	£1,264,429	£890,415	£2,154,844
	════════	═══════	═══════

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

19

NOTES TO THE CASH FLOW STATEMENT (continued)

(c)

Major non-cash transactions

During the year, the company issued shares in consideration of services provided to the company amounting to £682,515 (2005: £103,050). There were also share based payments recognised in the accounts of £610,725 (2005: £49,644) for which no cash transaction was involved.

20

CLIENT MONIES

At 31 December 2006 client monies held in approved bank accounts amounted to £107,025 (2005: £(16,341)). This amount and the matching liability to the clients concerned are not included in the balance sheet.

21

RELATED PARTY TRANSACTIONS

In July 2005, the company issued a further 3,000,000 options at 1p to KW Corporation Limited, a company in which W Lochner, a director and shareholder, has an interest. These options were exercised in the current year.

During the year the company paid KW Corporation Limited £12,000 in connection with the provision of disaster recovery services.

An employee received £3,750 by way of 15,000 ordinary 1p shares with a fair value of 25p per share in connection with introducing investors.

The company holds 100% of the ordinary share capital of Global Betbrokers Limited (formerly Betbroker Limited), a company incorporated in England and Wales. This company has remained dormant since its incorporation. The company is entitled to the exemption from preparing group financial statements as it is the parent company of a small or medium sized group. These financial statements present information about the company as an individual undertaking and not about its group.

22

CAPITAL COMMITMENTS

The company is committed to paying £89,052 for betbroking computer software.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Notes to the Financial Statements

For the Year Ended 31 December 2006

23

OBLIGATIONS UNDER OPERATING LEASES

At the date of signing the financial statements the company had signed a one year lease on the current property. At the year end the existing lease commitment expiring within one year was £41,250.

24

RESTATEMENT

In line with the new parent company’s accounting policy the company now offsets costs of issuing shares against the share premium account. Adopting this policy has had the following effect:

Retained earnings as previously reported at 31 December 2005	(2,031,295)
Adjustment to retained earnings for the year ended 31 December 2005	138,051
───────
Retained earnings as restated at 31 December 2005	(1,893,244)
══════
Share premium as previously reported at 31 December 2005	2,521,478
Adjustment to share premium account for the year ended 31 December 2005	(138,051)
───────
Share premium as restated at 31 December 2005	2,383,427
══════

25

ULTIMATE PARENT COMPANY

The immediate and ultimate parent company is Betbrokers plc, a company registered in England and Wales.

Company Registration No. 4680451 (England and Wales)

BETBROKER LIMITED (FORMERLY KNOWN AS GLOBAL BETBROKERS LIMITED)

Schedule of Administrative Expenses

For the Year Ended 31 December 2006

	2006 £	2005 £
Administrative costs
Wages and salaries (excl. NI)	1,295,536	281,402
Directors' remuneration	142,474	57,750
Employers NI contributions	141,525	35,258
Recruitment and training	7,576	-
Rent and rates	79,979	65,830
Insurance	14,034	-
Postage and carriage	-	590
Office stationery, printing and office supplies	19,147	7,536
Computer running costs	64,646	9,330
Telephone	43,143	9,602
Newspapers and publications	7,065	-
Advertising and marketing	339,910	-
Subscriptions and donations	8,000	6,105
Travelling	32,845	10,826
UK entertainment - non allowable	11,370	9,154
Legal and professional fees	23,944	40,601
Audit	17,211	12,925
Consultancy fees	57,901	133,432
Repairs and maintenance	5,780	2,398
Private placement financing costs	-	28,049
Bank charges	7,213	2,502
Sundry expenses - allowable	52,321	4,618
Write off of software	-	1,500
Depreciation	68,590	12,899
Employee share options	610,725	49,644
	────────	───────
	£3,050,935	£781,951
	═══════	══════

This page does not form part of the statutory financial statements and is unaudited.